    As filed with the Securities and Exchange Commission on January 18, 2005




                                         Securities Act Registration No. 2-27058
                                        Investment Company Act File No. 811-1519
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
--------------------------------------------------------------------------------

                                    FORM N-1A
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                         Post-Effective Amendment No. 49


         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                                Amendment No. 27


                       State Farm Associates' Funds Trust
--------------------------------------------------------------------------------
               (Exact name of Registrant as Specified in Charter)

          One State Farm Plaza, Bloomington, Illinois                 61710-0001
--------------------------------------------------------------------------------
          (Address of Principal Executive Offices)                   (Zip Code)

        Registrant's Telephone Number, including Area Code        (309) 766-2029


                                                 Alan Goldberg
                                                 Bell Boyd & Lloyd LLC
Michael L. Tipsord                               Three First National Plaza
One State Farm Plaza                             70 West Madison St., Suite 3300
Bloomington, Illinois 61710-0001                 Chicago, Illinois 60602

--------------------------------------------------------------------------------
                   (Names and addresses of agents for service)
                               ------------------

                 ----------------------------------------------
                 Amending Parts A, B and C, and filing exhibits
                 ----------------------------------------------

                 It is proposed that this filing will become effective:
                   [ ] immediately upon filing pursuant to rule 485(b)


                   [ ] on April 1, 2005 pursuant to rule 485(b)

                   [X] 60 days after filing pursuant to rule 485(a)(1)

                   [ ] on April 1, 2005 pursuant to rule 485(a)(1)


                   [ ] 75 days after filing pursuant to rule 485(a)(2)
                   [ ] on ___________ pursuant to rule 485(a)(2)

--------------------------------------------------------------------------------

                                  State Farm

                            Associates' Funds Trust

 Prospectus
--------------------------------------------------------------------------------



          [April 1, 2005]




          GROWTH FUND

          BALANCED FUND

          INTERIM FUND

          MUNICIPAL BOND FUND

                         State Farm Associates' Funds Trust
                         . State Farm Growth Fund
                         . State Farm Balanced Fund
                         . State Farm Interim Fund
                         . State Farm Municipal Bond Fund

                            THREE STATE FARM PLAZA
                       BLOOMINGTON, ILLINOIS 61791-0001

        Offered to the Agents and Employees of the State Farm Insurance
                         Companies and their families

                             ---------------------

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.



                          PROSPECTUS--[APRIL 1, 2005]

                               TABLE OF CONTENTS


                                                             Page
                                                             ----
               INVESTMENTS, RISKS AND PERFORMANCE...........   3
                      State Farm Growth Fund................   3
                      State Farm Balanced Fund..............   6
                      State Farm Interim Fund...............  10
                      State Farm Municipal Bond Fund........  13
               HOW THE FUNDS INVEST.........................  16
                      Growth Fund...........................  16
                      Balanced Fund.........................  16
                      Interim Fund..........................  17
                      Municipal Bond Fund...................  18
                      Disclosure of Portfolio Holdings......  19
               RISKS........................................  19
               HOW TO BUY FUND SHARES.......................  21
                      Who May Invest........................  21
                      Minimum Investments...................  21
                      How to Buy............................  21
                      Share Price...........................  23
                      Anti-Money Laundering Compliance......  24
               EXCESSIVE TRADING............................  25
               HOW TO EXCHANGE FUND SHARES..................  26
               HOW TO REDEEM FUND SHARES....................  27
                      Policies for Low Balance Accounts.....  31
                      Signature Guarantee...................  31
               TAX-QUALIFIED ACCOUNTS.......................  32
               MANAGEMENT OF THE FUNDS......................  34
               PORTFOLIO MANAGERS...........................  34
               DIVIDENDS, DISTRIBUTIONS AND TAXES...........  36
               FINANCIAL HIGHLIGHTS.........................  38

                      INVESTMENTS, RISKS AND PERFORMANCE
--------------------------------------------------------------------------------

                            STATE FARM GROWTH FUND
                                    (STFGX)


What is the Growth Fund's (the "Fund") investment objective and what are its principal investment strategies?



    Objective. The Growth Fund seeks long-term growth of capital which may be supplemented by income.


    Principal Investment Strategies.

    The Growth Fund invests under normal circumstances at least 80% of its assets in common stocks and other income-producing equity securities. State Farm Investment Management Corp. (the "Manager"), investment adviser to the State Farm Associates' Funds Trust (the "Trust"), chooses stocks for the Growth Fund's portfolio for their long-term potential to generate capital gains, but may also consider a stock's long-term potential to generate growth in income. Although there is no restriction on the size of the companies in which the Fund invests, ordinarily most of the Fund's investments are in companies with market capitalizations of at least $1.5 billion.


    In making investment decisions on specific securities, the Manager looks for companies with one or more of the following characteristics:


.. Strong cash flow and a recurring revenue stream


.. A strong industry position

.. A strong financial position

.. Strong management with a clearly defined strategy

.. Capability to develop new or superior products or services

    The Manager may sell securities the Fund holds for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

    The Fund may invest up to 25% of its assets in equity securities and depositary receipts of foreign companies.


What are the principal risks of investing in the Growth Fund?



    The Fund invests primarily in common stocks, which represent an equity interest (ownership) in a business and are subject to market risk. Stock prices may fluctuate widely over short or extended periods in response to company, market, or economic news. Stock markets also tend to move in cycles, with periods of rising stock prices and periods of falling stock prices. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You can lose money by investing in the Fund.


    The Fund's investments in foreign securities present risks which in some ways may be greater than investments in U.S. securities, including currency exchange rate fluctuation; less available public information about issuers; less stringent regulatory standards; lack of uniform accounting, auditing and financial reporting standards; and country risks including less liquidity, high inflation rates, unfavorable market practices, political instability and exchange rate controls that could prevent the conversion of local currencies into U.S. dollars.

Is the Growth Fund an appropriate investment for me?



    Because of the variable nature of the stock market, the Growth Fund should be considered a long-term investment designed to provide the best results when held for several years or more. The Fund may not be suitable for you if you have a short-term investment horizon or are unwilling to accept fluctuations in share price, including significant declines over a given period.


    The Fund is not an appropriate investment for short-term investors seeking to follow a strategy of market timing. Neither is the Fund an appropriate investment for frequent trading. The Fund is for investors with long-term investment objectives similar to those expressed by the Fund. Please see the prospectus sections on purchasing and exchanging shares for trading restrictions.


How has the Growth Fund performed?


    The following bar chart and table illustrate certain risks of investing in the Fund. The bar chart shows the changes in the Fund's returns year by year. The table compares the Fund's average annual total returns for the periods listed to a market index. This information is intended to help you assess the variability of Fund returns over the periods listed (and consequently, the potential rewards and risks of a Fund investment). The Fund's past performance (before and after taxes) doesn't necessarily indicate how it will perform in the future.

                                    [CHART]

                                  Total Return

 1995    1996    1997    1998    1999     2000    2001     2002    2003   2004
------  ------  ------  ------  ------  ------  -------  -------  ------  -----
30.69%  17.16%  31.11%  20.34%  18.72%  -5.38%  -10.82%  -16.09%  25.27%  9.36%


The Fund's best and worst quarters during the last 10 years were:

Best quarter: 19.82%, during the fourth quarter of 1998.

Worst quarter: -13.87%, during the third quarter of 2002.


    The following table shows certain Average Annual Total Returns on an investment in the Fund compared to changes in the Standard & Poor's 500 Stock Index for the 1-, 5- and 10-year periods ended December 31, 2004:



                      Growth Fund       1 Year   5 Year 10 Year
                ----------------------- ------   ------ -------
                Return Before Taxes      9.36%   -0.61% 10.77%
                Return After Taxes on
                  Distributions*         8.77%   -1.13%  9.84%
                Return After Taxes on
                Distributions & Sale of
                Fund Shares*             7.68%   -0.79%  9.04%
                S&P 500 Index**         10.88%   -2.30% 10.94%

---------------------
* The after-tax returns are intended to show the impact of assumed federal income taxes on an investment in the Fund. "Return After Taxes on Distributions" shows the effect of taxable distributions, but assumes that you still hold Fund shares at the end of the period and that you do not have any taxable gain or loss on the disposition of your Fund shares. "Return After Taxes on Distributions and

    Sale of Fund Shares" shows the effect of both taxable distributions and any taxable gain or loss that you would realize if you purchased Fund shares at the beginning of the specified period and sold Fund shares at the end of the specified period. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as individual retirement accounts.

** The S&P 500 Index is a capitalization-weighted measure of the common stocks of 500 large U.S. companies. The S&P 500 Index represents an unmanaged group of stocks that differs from the composition of the Growth Fund. Unlike an investment in the Growth Fund, returns of the S&P 500 Index do not reflect expenses of investing. Returns of the S&P 500 Index do not reflect any deductions for taxes.



What are the costs of investing in the Growth Fund?


  Below are the fees and expenses that you would pay if you buy and hold shares of the Fund.

  Shareholder Transaction Expenses (fees paid directly from your investment)

                           Maximum sales charge None
                           Redemption fee       None
                           Exchange fee         None
                           Maximum account fee  None*

---------------------

* For certain types of accounts, if your account balance falls below $1,000 at the close of business on the first business day of November, the account will be charged a low balance fee of $25. See "How to Redeem Fund Shares--Policies for Low Balance Accounts" for details.


     Fund Operating Expenses (expenses that are deducted from Fund assets)

                   Management fees                      0.11%
                   Distribution (12b-1) fees             None
                   Other expenses                       0.01%
                                                        -----
                   Total Annual Fund Operating Expenses 0.12%

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 for the time periods indicated, earn a 5% return each year, and that operating expenses remain constant. Your actual returns and costs may be higher or lower than those shown, but based on these assumptions, your expenses would be:

                              After 1 year   $ 12
                              After 3 years  $ 39
                              After 5 years  $ 68
                              After 10 years $154

                           STATE FARM BALANCED FUND
                                    (STFBX)


What is the Balanced Fund's (the "Fund") investment objective and what are its principal investment strategies?



    Objective. The Balanced Fund seeks long-term growth of principal while providing some current income.



    Principal Investment Strategies.

    The Balanced Fund invests in common stocks and bonds in varying proportions according to prevailing market conditions and the judgment of the Manager.


    The Balanced Fund invests approximately 60% of its assets in common stocks, and ordinarily limits its common stock investments to no more than 75% of total assets. The Fund invests in common stocks that the Manager believes have the potential for long-term capital gain. The income provided by common stocks is usually incidental to their selection. Although there is no restriction on the size of companies in which the Fund may invest, ordinarily most of the Fund's common stock investments are in companies with market capitalizations of at least $1.5 billion.


    The Balanced Fund ordinarily invests at least 25% of its total assets in fixed income securities, including investment grade bonds issued by U.S. companies and U.S. government and agency obligations. The Fund invests in bonds to provide relative stability of principal and income. Under most circumstances, the Fund's investments in bonds are primarily in intermediate or long term investment grade securities. Although usually the majority of the Fund's assets are invested in common stocks, the Fund may for a time choose to invest as much as 75% of its total assets in fixed income securities, including short-term securities.


    The Fund generally keeps its investments as long as the Manager believes that they still are generating appropriate income (for bonds) or have the potential, over the long-term, to generate capital gain or growth in income (for common stocks). In making investment decisions on specific securities, the Manager analyzes long-term industry conditions, management capabilities, and financial solvency.

    The Fund may invest up to 25% of its assets in equity securities and depositary receipts of foreign companies.


What are the principal risks of investing in the Balanced Fund?


    The Fund usually invests a majority of its assets in common stocks which are subject to market risk. Stock prices may fluctuate widely over short or extended periods in response to company, market, or economic news. Stock markets also tend to move in cycles, with periods of rising stock prices and periods of falling stock prices. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You can lose money by investing in the Fund.

    The Fund's investments in foreign securities present risks which in some ways may be greater than investments in U.S. securities, including currency exchange rate fluctuation; less available public information about issuers; less stringent regulatory standards; lack of uniform accounting, auditing and financial reporting standards; and country risks including less liquidity, high inflation rates, unfavorable market practices, political instability and exchange rate controls that could prevent the conversion of local currencies into U.S. dollars.

    The Fund's investments in bonds are subject to interest rate risk and credit risk. Interest rate risk is the risk that bonds will decline in value because of changes in interest rates. Generally, bonds decrease in value when interest rates rise and increase in value when interest rates fall. Credit risk is the risk that an issuer of a bond may become unable to meet its obligation to pay interest on the bond, or repay principal.

    The Fund's investments in securities issued by U.S. Government-sponsored entities, such as the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association, are not funded by Congressional appropriations and are neither guaranteed nor insured by the United States Government.


Is the Balanced Fund an appropriate investment for me?


    The Fund might be appropriate for you if you are seeking:

.. long-term growth potential;

.. a substantial measure of downside protection; and

.. the convenience of a balanced portfolio in a single investment.

    Because the Fund usually invests the majority of its assets in common stocks, the Fund should be considered a long-term investment. The Fund is not an appropriate investment for you if you have a short-term investment horizon and are unwilling to accept share price fluctuations.

    The Fund is not an appropriate investment for short-term investors seeking to follow a strategy of market timing. Neither is the Fund an appropriate investment for frequent trading. The Fund is for investors with long-term investment objectives similar to those expressed by the Fund. Please see the prospectus sections on purchasing and exchanging shares for trading restrictions.


How has the Balanced Fund performed?


    The following bar chart and table illustrate certain risks of investing in the Fund. The bar chart shows the changes in the Fund's returns year by year. The table compares the Fund's average annual total returns for the periods listed to market indices. This information is intended to help you assess the variability of Fund returns over the periods listed (and consequently, the potential rewards and risks of a Fund investment). The Fund's past performance (before and after taxes) doesn't necessarily indicate how it will perform in the future.



                                     [CHART]

                                  Total Return

 1995    1996    1997    1998   1999    2000    2001    2002    2003   2004
------  ------  ------  ------  -----  ------  ------  ------  ------  -----
25.07%  13.07%  22.16%  13.49%  9.74%  -0.75%  -5.65%  -7.64%  18.43%  7.42%



The Fund's best and worst quarters during the last 10 years were:

Best quarter: 12.12%,
    during the fourth quarter of 1998.

Worst quarter: -7.11%,
    during the third quarter of 2002.

    The following table shows certain Average Annual Total Returns on an investment in the Fund compared to market indices for the 1-, 5- and 10-year periods ended December 31, 2004:



                      Balanced Fund      1 Year 5 Year 10 Year
                      -------------      ------ ------ -------
                 Return Before Taxes      7.42%  1.93%  9.00%
                 Return After Taxes
                 on Distributions*        6.54%  0.87%  7.57%
                 Return After Taxes on
                 Distributions & Sale of
                 Fund Shares*             5.91%  1.02%  7.05%
                 S & P 500 Index**       10.88% -2.30% 10.94%
                 Lehman Intermediate
                 Gov/Credit Index***      3.04%  7.21%  7.16%

---------------------
* The after-tax returns are intended to show the impact of assumed federal income taxes on an investment in the Fund. "Return After Taxes on Distributions" shows the effect of taxable distributions, but assumes that you still hold Fund shares at the end of the period and that you do not have any taxable gain or loss on the disposition of your Fund shares. "Return After Taxes on Distributions and Sale of Fund Shares" shows the effect of both taxable distributions and any taxable gain or loss that you would realize if you purchased Fund shares at the beginning of the specified period and sold Fund shares at the end of the specified period. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situations and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as individual retirement accounts.

** The S&P 500 Index is a capitalization-weighted measure of 500 large U.S. companies.




*** The Lehman Brothers Intermediate Gov/Credit Index contains approximately
    2,702 U.S. Treasury, corporate and other securities with an average maturity of about 4.38 years.



    The S&P 500 Index and the Lehman Brothers Intermediate Gov/Credit Index represent unmanaged groups of stocks and bonds that differ from the composition of the Balanced Fund. Unlike an investment in the Balanced Fund, returns in the indices do not reflect expenses of investing. Returns of the indices do not reflect any deductions for taxes.



What are the costs of investing in the Balanced Fund?


Below are the fees and expenses that you would pay if you buy and hold shares of the Fund.

                       Shareholder Transaction Expenses
                   (fees paid directly from your investment)

                           Maximum sales charge None
                           Redemption fee       None
                           Exchange fee         None
                           Maximum account fee  None*

---------------------

* For certain types of accounts, if your account balance falls below $1,000 at the close of business on the first business day of November, the account will be charged a low balance fee of $25. See "How to Redeem Fund Shares--Policies for Low Balance Accounts" for details.


                            Fund Operating Expenses
                 (expenses that are deducted from Fund assets)

                   Management fees                      0.12%
                   Distribution (12b-1) fees             None
                   Other expenses                       0.02%
                                                        -----
                   Total Annual Fund Operating Expenses 0.14%

Example. This example is intended to help you compare the cost of investing in the Fund with that of investing in other mutual funds. The example assumes you invest $10,000 for the time periods indicated, earn a 5% return each year, and that operating expenses remain constant. Your actual returns and costs may be higher or lower than those shown, but based on these assumptions, your expenses would be:

                              After 1 year   $ 14
                              After 3 years  $ 45
                              After 5 years  $ 79
                              After 10 years $179

                            STATE FARM INTERIM FUND
                                    (SFITX)



What is the Interim Fund's (the "Fund") investment objective and what are its principal investment strategies?



    Objective. The Interim Fund seeks the realization over a period of years of the highest yield consistent with relatively low price volatility.


    Principal Investment Strategies. The Fund invests in high quality debt securities with short- and intermediate-term maturities, including:

.. U.S. government and agency obligations,

.. high quality corporate obligations, and

.. high quality commercial paper and other money market instruments.

    The Manager typically distributes the Fund's investments in varying amounts among securities maturing in up to six or seven years from the time of purchase, but occasionally may extend to securities maturing in up to 15 years. The Manager buys securities for the Fund with shorter maturities, even though they tend to produce less income, because they generally also have less volatile prices. The Manager will seek to hold the securities in which the Fund invests until they mature, but it may sell them earlier. The Manager purchases bonds after conducting thorough credit analyses of the issuers. The Manager seeks to purchase bonds that offer yields that are commensurate with the credit quality of the issuer. Generally, the Manager will sell securities in order to meet a large volume of redemptions, to reposition the maturity structure of the portfolio or to adjust credit risk of the portfolio. Usually, the Manager will sell securities that produce the least amount of capital gains.


What are the principal risks of investing in the Interim Fund?



    The chief risks of investing in the Interim Fund are interest rate risk, credit risk and inflation risk. The Fund is not a money market fund, and the Fund does not attempt to maintain a stable net asset value like a money market fund.


    Interest rate risk is the risk that the Fund's investments will decline in value because of changes in interest rates. Generally, debt securities decrease in value when interest rates rise and increase in value when interest rates fall.

    Credit risk is the risk that an issuer of a bond may become unable to meet its obligation to pay interest on the bond, or repay principal. The Fund tries to limit credit risk by investing in high quality securities.

    Inflation risk is the risk that the value of assets or income from an investment will be worth less in the future as inflation decreases the value of money.

    An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You can lose money by investing in the Fund.

    The Fund's investments in securities issued by U.S. Government-sponsored entities, such as the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association, are not funded by Congressional appropriations and are neither guaranteed nor insured by the United States Government.

Is an investment in the Interim Fund appropriate for me?


    The Fund might be appropriate for you if you are seeking a fixed income investment with more price stability than an investment in long-term bonds.

    The Fund is not an appropriate investment for you if you are seeking long term growth of capital.


How has the Interim Fund performed?


    The following bar chart and table illustrate certain risks of investing in the Fund. The bar chart shows the changes in the Fund's returns year by year. The table compares the Fund's average annual total returns for the periods listed to a market index. This information is intended to help you assess the variability of Fund returns over the periods indicated (and consequently, the potential rewards and risks of a Fund investment). The Fund's past performance (before and after taxes) doesn't necessarily indicate how it will perform in the future.


                                     [CHART]

                                  Total Return


 1995   1996   1997   1998   1999   2000   2001   2002   2003   2004
------  -----  -----  -----  -----  -----  -----  -----  -----  -----
12.51%  4.17%  7.08%  7.84%  0.85%  9.42%  7.80%  8.30%  1.99%  1.31%



The Fund's best and worst quarters during the last 10 years were:

Best quarter: 4.38%, during the third quarter of 2002.


Worst quarter: -1.78%, during the second quarter of 2004.



    The table below shows certain Average Annual Total Returns on an investment in the Fund compared to a market index for the 1-, 5- and 10-year periods ended December 31, 2004:



                      Interim Fund         1 Year 5 Year 10 Year
                      ------------         ------ ------ -------
               Return Before Taxes         1.31%  5.71%   6.06%
               Return After Taxes on
               Distributions*              0.04%  3.86%   3.72%
               Return After Taxes on
               Distribution & Sale of Fund
               Shares*                     0.39%  3.74%   3.71%
               Lehman Brothers 1-5 Year
               U.S. Treasury Index**       1.34%  5.64%   6.19%

---------------------
* The after-tax returns are intended to show the impact of assumed federal income taxes on an investment in the Fund. "Return After Taxes on Distributions" shows the effect of taxable distributions, but assumes that you still hold Fund shares at the end of the period and that you do not have any taxable gain or loss on the disposition of your Fund shares. "Return After Taxes on Distributions and Sale of Fund Shares" shows the effect of both taxable distributions and any taxable gain or loss that you would realize if you purchased Fund shares at the beginning of the specified period and sold Fund shares at the end of the specified period. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as individual retirement accounts.
** The Lehman Brothers 1-5 Year U.S. Treasury Index represents an unmanaged group of bonds that differs from the composition of the Interim Fund. Unlike an investment in the Interim Fund, returns of the Lehman 1-5 Year U.S. Treasury Index do not reflect expenses of investing. Returns of the Lehman Brothers 1-5 Year U.S. Treasury Index do not reflect any deductions for taxes.


What are the costs of investing in the Interim Fund?


    Below are the fees and expenses that you would pay if you buy and hold shares of the Fund.

  Shareholder Transaction Expenses (fees paid directly from your investment)

                           Maximum sales charge None
                           Redemption fee       None
                           Exchange fee         None
                           Maximum account fee  None*

---------------------

* For certain types of accounts, if your account balance falls below $1,000 at the close of business on the first business day of November, the account will be charged a low balance fee of $25. See "How to Redeem Fund Shares--Policies for Low Balance Accounts" for details.


     Fund Operating Expenses (expenses that are deducted from Fund assets)

                   Management fees                      0.13%
                   Distribution (12b-1) fees             None
                   Other expenses                       0.03%
                                                        -----
                   Total Annual Fund Operating Expenses 0.16%

Example. This example is intended to help you compare the cost of investing in the Fund with that of investing in other mutual funds. The example assumes you invest $10,000 for the time periods indicated, earn a 5% return each year, and that operating expenses remain constant. Your actual returns and costs may be higher or lower than those shown, but based on these assumptions, your expenses would be:

                              After 1 year   $ 16
                              After 3 years  $ 52
                              After 5 years  $ 90
                              After 10 years $205

                        STATE FARM MUNICIPAL BOND FUND
                                    (SFBDX)


What is the Municipal Bond Fund's (the "Fund") investment objective and what are its principal investment strategies?



    Objective. The Municipal Bond Fund seeks as high a rate of income exempt from federal income taxes as is consistent with prudent investment management.


    Principal Investment Strategies.

    The Municipal Bond Fund normally invests so that either (1) at least 80% of the Fund's net investment income is exempt from regular federal income tax or
(2) at least 80% of the Fund's net assets are invested in securities that produce income exempt from regular federal income tax.


    The Fund invests primarily in a diversified selection of municipal bonds (for example, general obligation bonds of a state or bonds financing a specific project) with maturities of one to seventeen years, although from time to time the Manager may purchase issues with longer maturities. A majority of the Fund's investments are in issues with maturities longer than five years. Dividends from the Fund largely will be exempt from federal income tax, and at this time, the Fund does not intend to purchase municipal obligations that are subject to alternative minimum tax.

    The Fund normally invests at least 70% of its total assets in municipal bonds rated A or better by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P"), meaning that up to 30% of the Fund's total assets may be invested in medium and lower-quality bonds.

    The Manager usually will hold municipal bonds for the Fund until they mature or are called. The Fund may sell a bond when the proportion of bonds with longer maturities is reduced in anticipation of a bond market decline (a result of rising interest rates), or increased in anticipation of a bond market rise (resulting from a decline in interest rates). The Manager may also sell a bond for the Fund if the bond's credit risk increases significantly.


What are the principal risks of investing in the Municipal Bond Fund?



    The chief risks of investing in the Municipal Bond Fund are interest rate risk, credit risk, and inflation risk, and you can lose money by investing in the Fund.


    Interest rate risk is the risk that the Fund's investments will decline in value because of changes in interest rates. Generally, debt securities decrease in value when interest rates rise and increase in value when interest rates fall.

    Credit risk is the risk that an issuer of a bond may become unable to meet its obligation to pay interest on the bond, or repay principal. The Fund tries to limit credit risk by investing most of its assets in high grade municipal bonds, but may invest up to 30% of its total assets in medium and lower-quality bonds.

    Inflation risk is the risk that the value of assets or income from an investment will be worth less in the future as inflation decreases the value of money.

    An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You can lose money by investing in the Fund.

Is an investment in the Municipal Bond Fund appropriate for me?


    The Fund may be an appropriate investment for you if you want regular tax-free dividends, or if you want to reduce taxes on your investment income.

    The Fund may not be an appropriate investment for you if you are seeking long-term capital growth, or if you are investing through a tax-deferred account.

    The Fund is not an appropriate investment for short-term investors seeking to follow a strategy of market timing. Neither is the Fund an appropriate investment for frequent trading. The Fund is for investors with long-term investment objectives similar to those expressed by the Fund. Please see the prospectus sections on purchasing and exchanging shares for trading restrictions.


How has the Municipal Bond Fund performed?


    The following bar chart and table illustrate certain risks of investing in the Fund. The bar chart shows the changes in the Fund's returns year by year. The table compares the Fund's average annual total returns for the periods listed to a market index. This information is intended to help you assess the variability of Fund returns over the periods listed (and consequently, the potential rewards and risks of a Fund investment). The Fund's past performance (before and after taxes) doesn't necessarily indicate how it will perform in the future.


                                    [CHART]

                                  Total Return

 1995   1996   1997   1998    1999   2000   2001   2002   2003   2004
------  -----  -----  -----  ------  -----  -----  -----  -----  -----
13.37%  4.24%  7.27%  6.05%  -1.04%  9.96%  5.07%  9.38%  4.78%  3.31%



The Fund's best and worst quarters during the last 10 years were:

Best quarter: 5.18%,
    during the first quarter of 1995.


Worst quarter: -2.08%,


    during the second quarter of 2004.



    The following table shows certain Average Annual Total Returns on an investment in the Fund compared to a market index for the 1-, 5- and 10-year periods ended December 31, 2004:



                        Municipal
                        Bond Fund          1 Year 5 Year 10 Year
                        ---------          ------ ------ -------
               Return Before Taxes         3.31%  6.47%   6.17%
               Return After Taxes on
               Distributions*              3.30%  6.44%   6.13%
               Return After Taxes on
               Distribution & Sale of Fund
               Shares*                     3.48%  6.24%   6.03%
               Lehman Brothers Municipal
               Bond Index**                4.48%  7.20%   7.06%

---------------------
* The after-tax returns are intended to show the impact of assumed federal income taxes on an investment in the Fund. "Return After Taxes on Distributions" shows the effect of taxable distributions, but assumes that you still hold Fund shares at the end of the period and that you do not have any taxable gain or loss on the disposition of your Fund shares. "Return After Taxes on Distributions and Sale of Fund Shares" shows the effect of both taxable distributions and any taxable gain or loss that you would realize if you purchased Fund shares at the beginning of the specified period and sold Fund shares at the end of the specified period. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as individual retirement accounts.

** The Lehman Brothers Municipal Bond Index includes approximately 49,571 municipal bonds that have a minimum credit rating of Baa; have been issued as part of an issue of at least $50 million; have an amount outstanding of at least $5 million; have been issued since December 31, 1990 and have a maturity of at least one year. The Lehman Brothers Municipal Bond Index represents an unmanaged group of bonds that differs from the composition of the Municipal Bond Fund. Unlike an investment in the Municipal Bond Fund, returns of the Lehman Brothers Municipal Bond Index do not reflect expenses of investing. Returns of the Lehman Brothers Municipal Bond Index do not reflect any deductions for taxes.



What are the costs of investing in the Municipal Bond Fund?


Below are the fees and expenses that you would pay if you buy and hold shares of the Fund.

                       Shareholder Transaction Expenses
                   (fees paid directly from your investment)

                           Maximum sales charge  None
                           Redemption fee        None
                           Exchange fee          None
                           Maximum account fee  None*
---------------------

* For certain types of accounts, if your account balance falls below $1,000 at the close of business on the first business day of November, the account will be charged a low balance fee of $25. See "How to Redeem Fund Shares--Policies for Low Balance Accounts" for details.


                            Fund Operating Expenses
                 (expenses that are deducted from Fund assets)

                   Management fees                      0.12%
                   Distribution (12b-1) fees             None
                   Other expenses                       0.03%
                                                        -----
                   Total Annual Fund Operating Expenses 0.15%

Example. This example is intended to help you compare the cost of investing in the Fund with that of investing in other mutual funds. The example assumes you invest $10,000 for the time periods indicated, earn a 5% return each year, and that operating expenses remain constant. Your actual returns and costs may be higher or lower than those shown, but based on these assumptions, your expenses would be:


                              After 1 year   $ 15
                              After 3 years  $ 48
                              After 5 years  $ 85
                              After 10 years $192

                             HOW THE FUNDS INVEST
--------------------------------------------------------------------------------





    General. Each Fund has its own investment objective. The Trust's Board of Trustees may change those investment objectives without a vote of the Trust's shareholders.


Growth Fund


    Common Stocks. The Growth Fund invests most of its assets in common stocks and other income-producing equity securities. The Manager chooses stocks for the Fund for their long-term potential to generate capital gains, but may also consider a stock's potential to generate growth in income. Although there is no restriction on the size of the companies in which the Growth Fund may invest, ordinarily most of the Fund's investments are in companies with market capitalizations of at least $1.5 billion.


    Short-term Investments. Under ordinary circumstances, the Fund is substantially fully invested in common stocks. The Fund may take a temporary defensive position in attempting to respond to adverse market, economic, political or other conditions. If the Manager determines that market or economic conditions warrant a temporary defensive position, the Fund may hold up to 100% of its assets in cash, cash equivalents or other temporary investments such as short-term government or corporate obligations. During those periods, the Fund's assets may not be invested in accordance with its strategy and the Fund may not achieve its investment objective.


    Foreign Stocks. The Growth Fund may not invest more than 25% of the market value of its total assets (at the time of investment) in foreign securities which are not publicly traded in the United States. Foreign investing provides opportunities different from those available in the U.S. and risks which in some ways may be greater than in U.S. investments.


Balanced Fund


    The Balanced Fund invests in common stocks and bonds in varying proportions according to prevailing market conditions and the judgment of the Manager.


    Common Stocks. The Fund invests approximately 60% of its assets in common stocks, and ordinarily limits its common stock investments to no more than 75% of total assets. The Fund invests in common stocks that the Manager believes have the potential for long-term capital gain. The income provided by common stocks is usually incidental to their selection. Although there is no restriction on the size of companies in which the Fund may invest, ordinarily most of the Fund's common stock investments are in large companies.

    Fixed Income Securities. The Fund invests in bonds to provide relative stability of principal and income. Under most circumstances, the Fund's investments in bonds are primarily in intermediate or long term investment grade securities. Although usually the majority of the Fund's assets are invested in common stocks, the Fund may for a time choose to invest as much as 75% of its total assets in fixed income securities, including short-term securities.


    In choosing bonds for the Fund, the Manager looks for issuers that it believes will be able to meet their obligations promptly, even under adverse business conditions, and whose issues have an attractive combination of yield, maturity and liquidity.

    The Fund invests in debt securities rated within the four highest grades (AAA/Aaa to BBB/Baa) assigned by S&P or Moody's or, if unrated, determined by the Manager to be of comparable quality. Bonds rated below BBB by S&P or below Baa by Moody's have speculative characteristics, and are commonly referred to as "junk bonds" and present a higher degree of credit risk. For more information, see "Description of Bond Ratings" in the Statement of Additional Information ("SAI").



    Foreign Stocks. Like the Growth Fund, the Balanced Fund may not invest more than 25% of the market value of its total assets (at the time of investment) in foreign securities which are not publicly traded in the United States. Foreign investing provides opportunities different from those available in the U.S. and risks which in some ways may be greater than in U.S. investments.


    The Fund generally keeps its investments as long as the Manager believes that they are generating appropriate income or meet credit standards (for bonds) or have the potential, over the long-term, to generate capital gain or growth in income (for common stocks).

    The Fund may be a complete investment program in that the Fund's investments are balanced among common stocks, convertible securities and both short-term and long-term fixed income investments.

Interim Fund


    The Interim Fund invests in high grade debt securities with short- and intermediate-term maturities.


    Quality.  The Fund invests in the following types of securities:

.. Obligations of or guaranteed by the U.S. government, its agencies or instrumentalities that may be supported by the full faith and credit of the U.S. Treasury or may be supported only by the credit of the particular agency or instrumentality.

.. Corporate debt securities that Moody's or S&P rates high grade or better or, if unrated, that the Manager considers to be of comparable quality.

.. Commercial paper and other money market instruments that Moody's rates
  Prime-1, Prime-2 or Prime-3 or that the Manager considers to be of comparable quality.

    One of the risks of investing in an investment grade debt security is that the security might lose its rating, or its rating might be reduced to below investment grade. If either of those occurs, the Fund is not required to sell the security, but the Manager will consider the reasons for the loss or change of the rating in determining whether or not to sell that security.


    Maturity. The Interim Fund's investments are typically distributed in varying amounts among securities maturing in up to six or seven years from the time of purchase, but occasionally may extend to securities maturing in up to 15 years. The Manager from time to time may change the average maturity of the Fund's holdings, generally based on the prospective yields and price changes among securities of different qualities, interest rates and maturities.


    The yields on securities that are generally of the same quality are usually higher for issues with longer maturities than those with shorter maturities. The Fund often buys securities with shorter maturities, even though they tend to produce less income, because they generally also have less volatile prices.

    At certain times, yields available from securities with shorter maturities may exceed those on securities of comparable quality with longer maturities. When these bond market conditions prevail, the Manager may choose to forego the higher yield and greater price stability of short-term securities if in its judgment a higher average yield over time will result from investing in issues with longer maturities.

    The Manager will seek to hold the securities in which the Fund invests until they mature, but it may sell them earlier. The Manager purchases bonds after conducting thorough credit analyses of the issuers. The Manager seeks to purchase bonds that offer yields which are commensurate with the credit quality of the issuer. Generally, the Manager will sell securities in order to meet a large volume of redemptions, to reposition the maturity structure of the portfolio or to adjust credit risk of the portfolio. Usually, the Manager will sell securities that produce the least amount of capital gains.


    Short-term Investments. The Interim Fund may invest without limit in short-term government or corporate obligations and hold cash on behalf of the Fund in an interest-bearing demand bank savings account or mutual fund money market account as a temporary measure pending investment in securities. The Fund may take a temporary defensive position in attempting to respond to adverse market, economic, political or other conditions. During those periods, the Fund's assets may not be invested in accordance with its strategy and the Fund might not achieve its investment objective.


Municipal Bond Fund


    The Municipal Bond Fund invests primarily in a diversified selection of municipal bonds.



    States, territories, local governments and municipalities issue municipal bonds to raise money for various purposes (for example, to pay for a road construction project, or to build an airport). The Municipal Bond Fund may purchase municipal bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. To reduce this risk, the Fund will only purchase these types of bonds if the Manager believes the issuer has a strong incentive to continue making appropriations until maturity. The interest on a municipal bond is generally exempt from federal income tax, but may be subject to the federal alternative minimum tax and state income taxes. The Fund does not currently intend to purchase municipal obligations whose interest would be subject to the alternative minimum tax.



    The Municipal Bond Fund normally invests so that either (1) at least 80% of the Fund's net investment income is exempt from regular federal income tax or
(2) at least 80% of the Fund's net assets are invested in securities that produce income exempt from regular federal income tax.


    The Fund usually holds its municipal bonds until they mature or are called. The Fund may sell a bond when the proportion of bonds with longer maturities is reduced in anticipation of a bond market decline (a result of rising interest rates), or increased in anticipation of a bond market rise (resulting from a decline in interest rates). A bond may be sold if its credit risk increases significantly.

    Quality. Under ordinary circumstances at least 70% of the Fund's total assets will consist of municipal bonds rated A or better by Moody's or S&P, money market securities and cash. Up to 30% of the Fund's total assets may be invested in municipal bonds that are unrated or rated less than A by Moody's or by S&P.

    Lower-rated municipal bonds and fixed income securities generally carry a greater degree of risk than higher-rated municipal bonds. Bonds rated below BBB by S&P or below Baa by Moody's have speculative characteristics, and are commonly referred to as "junk bonds" and present a higher degree of credit risk.

    Maturity. The Fund invests primarily in a diversified selection of municipal bonds with maturities of one to seventeen years, although from time to time the Manager may purchase issues with longer maturities. A majority of the Fund's investments are in issues with maturities longer than five years.

    Short-term Investments. The Fund will hold assets not invested in municipal bonds as cash or invest in interest-bearing demand notes, bank savings accounts and high grade money market securities or U.S. Treasury securities. In attempting to respond to adverse market, economic, political or other conditions, as a temporary defensive measure, the Fund may invest without limit in cash or money market securities. During those periods, the Fund's assets may not be invested in accordance with its strategy, and the Fund may not achieve its investment objective.


Disclosure of Portfolio Holdings



    A description of the Trust's policies and procedures regarding the disclosure of the Funds' portfolio securities is available in the SAI.


                                     RISKS
--------------------------------------------------------------------------------

    Risk is inherent in all investing. Investing in a mutual fund--even the most conservative--involves risk, including the risk that you may receive little or no return on your investment or even that you may lose some or all of the money you invested. Before you invest, you should carefully consider the risks that you assume when you invest in the Funds.


    Market Risk. The Growth Fund and Balanced Fund are subject to the market risk that always comes with investments in common stocks. Stock prices may fluctuate widely over short or even extended periods in response to company, market, or economic news. Stock markets also tend to move in cycles, with periods of rising stock prices and periods of falling stock prices.



    Foreign Investing. The Growth Fund and Balanced Fund have the ability to invest up to 25% of their total assets in foreign equity securities and depositary receipts. Some risks of investing in foreign securities include: fluctuations in exchange rates of foreign currencies; imposition of exchange control regulations or currency restrictions; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing, and financial reporting standards, settlement periods and trading practices; less liquidity, frequently greater price volatility, and higher transaction costs; possible imposition of foreign taxes; and sometimes less advantageous legal, operational, and financial protections applicable to foreign sub-custodial arrangements.


    Investing in countries outside the U.S. also involves political risk. A foreign government might restrict investments by foreigners, expropriate assets, seize or nationalize foreign bank deposits or other assets, establish exchange controls, or enact other policies that could affect investment in these nations.

    Economies in individual markets may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments positions.

    Interest Rate Risk. An investment in Interim Fund or Municipal Bond Fund is subject to interest rate risk, as is an investment in Balanced Fund to the extent of its investments in bonds. Bond prices (of both taxable bonds and municipal bonds) generally move in the opposite direction of interest rates. Interest rate risk is the risk that the value of a Fund's portfolio will decline because of rising market interest rates. The longer the average maturity (duration) of a Fund's portfolio, the greater its interest rate risk.


    Credit Risk. The bond investments of the Interim Fund, Municipal Bond Fund and Balanced Fund are subject to credit risk--the risk that an issuer of a bond is unable to meet its obligation to make interest and principal payments when due.


    Generally, lower rated bonds provide higher current income but involve greater risk of issuer default or bankruptcy.


    Income Risk. Income risk is the risk that the income from a Fund's bond investments will decline because of falling market interest rates. This risk applies to investments in the Balanced Fund, Interim Fund and Municipal Bond Fund. Income risk can result when a Fund invests the proceeds from new share sales, or from matured or called bonds, at market interest rates that are below the portfolio's current earnings rate.



    Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of a Fund's assets can decline as can the value of the Fund's distributions. Inflation risk applies particularly to fixed-income investments, like those of the Interim Fund, Municipal Bond Fund and the bond component of the Balanced Fund.

                            HOW TO BUY FUND SHARES
--------------------------------------------------------------------------------

Who May Invest


    Shares of the Funds may be purchased by current and retired agents and employees of the State Farm Insurance Companies and by their family members. In addition, Independent Trustees currently serving on the Trust's Board of Trustees may also purchase shares of the Funds.


    "Family member" is defined as including lineal ascendants, lineal descendants, and a spouse. The term "lineal ascendants" means:

.. parents,

.. grandparents,

.. step-parents,

.. step-grandparents,

.. great-grandparents, and

.. step-great grandparents.

The term "lineal descendants" means:

.. children,

.. grandchildren,

.. great grandchildren,

.. step-children,

.. court appointed foster children, and


.. legally adopted children



.. step-grandchildren



.. step-great grandchildren.



    The term "spouse" means the person to whom the employee, agent or retiree is legally married under the laws of the state in which the employee, agent or retiree resides.


    If you are a Fund shareowner who is not eligible to invest in the Funds, you may maintain and add to your established registration(s), but you may not open any new registrations.

    If you acquired your Fund shares because another shareowner transferred those shares to you and if you are otherwise ineligible to invest in Fund shares, you will be allowed to maintain your account. However, in these circumstances, you may not add to your account and you may not establish new Fund registrations.

    Only State Farm Agents may purchase shares of the Funds as an investment for their employer-sponsored retirement plans. When this occurs, shares of the Funds may be purchased by or on behalf of participating employees under the State Farm Agent's employer-sponsored retirement plan. If you have a State Farm Funds IRA into which SEP contributions are made by your employer agent, you may also make traditional or rollover IRA contributions into that account.

Minimum Investments

               To open an account by check:      $100 (per fund)
               To open an account by payroll
                 deduction:                      $20 (per fund)
               Subsequent investments by check,
               ACH or automatic investing:       $50 (per fund)
               Subsequent investments by payroll
                 deduction:                      $20 (per fund)

    The above minimum investment amounts do not apply to SEP IRAs, SIMPLE IRAs or accounts held under other employer-sponsored qualified retirement plans.


How to Buy

    You may buy shares of any of the Funds by sending a written order, by telephone, by automatic investment, by exchanging from another of the Funds in writing or by telephone, or by payroll deduction if you are a State Farm employee or agent.

    You may make subsequent investments at any time by mailing a check to State Farm Mutual Funds, P.O. Box 219548, Kansas City, MO 64121-9548, along with the detachable investment slip found at the top of your confirmation statement, or by sending a letter of instruction indicating your account registration, account number and the Fund name or by authorizing the Manager to withdraw money from your bank account. Retirement plan participants should refer to documents provided by their plan sponsor or plan administrator for any additional information related to buying shares.


    In Writing. To open a new account in writing, complete and sign the Application and mail it to State Farm Mutual Funds, P.O. Box 219548, Kansas City, Missouri 64121-9548, together with a check made payable to "State Farm Mutual Funds," a properly completed ACH authorization, and/or an authorization for payroll deduction.

    By Telephone. The Telephone Purchase Privilege is automatically established for you unless you decline this privilege on the Application. With the Telephone Purchase Privilege, you can purchase additional Fund shares by having the Fund make an electronic withdrawal from your pre-designated bank account. To make a telephone investment, call 1-800-447-0740.

    If you currently do not have the Telephone Purchase Privilege but would like to sign up for this privilege, you may complete an Investor Account Services Form. Your signature on the Investor Account Services Form must be guaranteed (see "Signature Guarantee"). Further documentation may be required from corporations, partnerships, trusts and other entities.

    During periods of volatile economic and market conditions, you may have difficulty making a purchase request by telephone, in which case you should consider sending in your request by letter.

    Although the Application or the Investor Account Services Form authorize the Funds and the Manager to record all telephone instructions, the Funds may not honor telephone instructions unless permission to record is confirmed by the caller.

    The Telephone Purchase Privilege authorizes the Manager to act upon an instruction by telephone to purchase shares for any account for which the Telephone Purchase Privilege applies. The Manager and the Funds will employ reasonable procedures, including recording telephone instructions and providing written confirmation of each resulting transaction, to confirm that telephone instructions are genuine. If the Manager and the Funds fail to comply with such procedures, they may be liable for any losses due to unauthorized or fraudulent instructions. However, the Funds, the Manager and their respective officers, directors, employees and agents will not be liable for acting upon instructions given under the authorization when reasonably believed to be genuine. In such case, the shareowner will bear the risk of loss in the event of a fraudulent telephone purchase transaction.

    By Payroll Deduction. If you are a State Farm agent or an employee, you may authorize a payroll deduction through the State Farm Insurance Companies by completing the Compensation Deduction Authorization section of the Application or by completing an Investor Account Services Form.

    You may authorize, change or cancel your payroll deduction by completing and signing the

Investor Account Services Form and mailing it to the Manager. The Funds will also accept instructions to change a payroll deduction by letter, phone or fax as long as you provide clear instructions and indicate your account registration, account number and the Fund name.

    By Automatic Investing. The automatic investment plan allows you to make regular investments in a Fund through automatic transfers from your bank account. To participate in the automatic investment plan, complete the pertinent section of the Application or complete an Investor Account Services Form, which you can obtain by calling 1-800-447-0740. You can make periodic investments of $50 or more by authorizing a Fund to withdraw funds from your bank or credit union account. There is no charge to participate in the automatic investment plan. You can stop the withdrawals at any time by writing the Manager or by calling 1-800-447-0740.

    General Policies on Buying Shares

.. Each Fund will invest the entire dollar amount of each purchase in full and fractional shares at the Fund's net asset value next determined after the Manager receives purchase instructions from you in good order. If the Manager determines that the purchase instructions are not in good order, the Manager will contact you to obtain the missing information and/or the missing documents necessary to make the purchase instructions complete and in good order. The Manager will not process your purchase of Fund shares until it has received purchase instructions from you in good order.


.. Unless you instruct otherwise, all of your income dividends and capital gain distributions will be reinvested in your account. For all accounts except for tax- qualified accounts, you may, however, at any time, request in writing or by calling 1-800-447-0740 to have your income dividends and capital gain distributions paid to you in cash. You cannot elect to receive a check for an income dividend and/or a capital gain distribution if the amount payable is less than $10.


.. Stock certificates will no longer be issued.

.. The Manager will send to you by mail a confirmation of each transaction, other than purchases by payroll deduction and by the automatic investment plan method. You will receive confirmation of your purchases by payroll deduction and by the automatic investment plan method promptly after the end of each calendar quarter.


.. Each Fund reserves the right, at its sole discretion, to reject purchases when, in the judgment of the Manager, the purchase would not be in the best interest of the Fund. No order to purchase shares is binding on a Fund until it has been confirmed in writing and the Fund has received payment.


.. A Fund will not accept third party checks unless a company affiliated with the Manager issues the check.


.. To invest in any Fund, you must be a U.S. resident with a social security or taxpayer identification number. When you sign your account application, you certify that your social security or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the Internal Revenue Service (IRS).


Share Price


    Each Fund buys and sells its shares each day at the net asset value ("NAV") per share. A Fund's NAV per share is the value of a single share. It is computed by totaling the Fund's investments, cash, and other assets, subtracting its liabilities, then dividing the result by the number of shares outstanding. The NAV of each Fund is computed daily at the close of regular session trading on the New York Stock Exchange ("NYSE"). The close of trading is usually 3:00 p.m. Central time. Shares will not be priced on days when the NYSE is closed.



    Fund securities and assets are valued chiefly by quotations from the primary market in which they are traded. Securities for which readily available market quotations are not available, or for those quotations deemed not to be representative of market values, are valued by a method that the Board of Trustees believes will reflect a fair value. Fair value pricing typically is used when trading for a portfolio security is halted during the day and did not resume prior to the Fund's NAV calculation or when a portfolio security has limited liquidity resulting in no market derived price. Securities may also be fair valued as a result of significant events that occur after the close of trading in markets within which the securities trade, but before the time at which the securities are valued for NAV calculation. Examples of significant events may include government action and acts of terrorism.



    The intended effect of fair value pricing is to incorporate all significant events, including those that have occurred between the time a security last traded and the time of NAV calculation, so that the NAV of a Fund fairly and accurately represents the value of the Fund's holdings. Fair valuation may reduce the ability of a shareholder to take advantage of a lag between a significant change in the value of the Fund's holdings and the reflection of that change in the Fund's NAV.




    Values of foreign securities are translated from local currencies into U.S. dollars using current exchange rates. With respect to foreign securities--traded primarily on foreign exchanges--a Fund's share price may change on days when the Fund is not open for purchase or sale.

Anti-Money Laundering Compliance

    The Funds are required to comply with various anti-money laundering laws and regulations. Consequently, the Funds may request additional required information from you to verify your identity. Your application will be rejected if it does not contain your name, social security number, date of birth and permanent street address. If at any time the Funds believe a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Funds may choose not to establish a new account or may be required to "freeze" a shareholder's account. The Funds also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder's account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Funds to inform the shareholder that it has taken the actions described above.

                               EXCESSIVE TRADING

--------------------------------------------------------------------------------


Excessive Trading



    The Manager believes that the Funds are appropriate for a long term investment by a shareholder who can accommodate short-term price volatility. The Funds may also be appropriate as a diversifier of other investments. The Funds are not an appropriate investment for short-term investors who desire to trade the Funds frequently in anticipation of, or reaction to, short term market price movement.



Market Timing



    An investment strategy some investors follow is commonly referred to as market timing. The Trust defines market timing as transacting into or between mutual funds on a frequent, short term basis, in anticipation of short term movements of share prices within those mutual funds. This is not an investment strategy supported by the Trust. The Trust attempts to identify and discourage market timing. Do not invest with the Trust if you desire to follow a market timing strategy.



    The Trust attempts to identify and discourage market timing because of the possible risks frequent purchases and redemptions present to shareholders and the portfolio management of the Funds. Market timing risks include the dilution in value of Fund shares held by the Fund's other shareholders; interference with the efficient management of the Fund's portfolio; and increased administrative costs for all Fund shareholders. The Board of Trustees for the Trust has adopted the following policies and procedures to discourage market timing:



.. Each Fund reserves the right to reject any purchase request, including exchanges from other Funds. A purchase request could be rejected due to its timing, amount or history of trading.



.. The Growth Fund, Balanced Fund and Municipal Bond Fund restrict the number of times that an investor can exchange out of or into a Fund. For further details, see General Policies on Exchanging Shares in the How to Exchange Fund Shares section of this prospectus.



    There is no guarantee that the Funds will be able to detect frequent trading activity or the shareholders engaged in such activity, or, if it is detected, to prevent its recurrence. Certain shares of the Funds are held in omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries, retirement plans and variable insurance products. The Funds typically are not able to identify trading by a particular beneficial owner, which may make it difficult or impossible to determine if a particular account is engaged in frequent trading. There are also operational and technological limitations on the Funds' agents' ability to identify or terminate frequent trading activity, and the techniques used by the Funds and its agents are not anticipated to identify all frequent trading.

                          HOW TO EXCHANGE FUND SHARES

--------------------------------------------------------------------------------




    Fund shares may be exchanged as follows:


    In Writing. A written exchange request must be signed by all of the owners of the account, must be sent to State Farm Mutual Funds, P.O. Box 219548, Kansas City, Missouri 64121-9548 and must clearly indicate your account number, account registration and the Fund name and the number of shares or the dollar amount you wish to exchange.


    By Telephone. The Telephone Exchange Privilege is automatically established for you unless you decline this privilege on the Application. With the Telephone Exchange Privilege, you may call the Manager and request an exchange for any amount that meets or exceeds the applicable minimum investment of the Fund being purchased. You must identify the existing shares by giving the Fund's name and account number, and must specify the dollar amount or number of shares to be exchanged and the Fund to which the exchange should be made.

    The Manager and the Funds will employ reasonable procedures, including recording of telephone instructions and providing written confirmation of each resulting transaction, to confirm that telephonic instructions are genuine. If the Manager and the Funds fail to comply with such procedures, they may be liable for any losses due to unauthorized or fraudulent instructions. However the Funds, the Manager, and their respective officers, directors, trustees, employees and agents will not be liable for acting upon instructions given by any person under the Telephone Exchange Privilege when reasonably believed to be genuine. In such case, the shareowner will bear the risk of loss in the event of a fraudulent telephone exchange transaction.

    The Telephone Exchange Privilege is not available for shares represented by a certificate or if good payment for shares being redeemed has not been received.

    During periods of volatile economic and market conditions, a shareowner may have difficulty making an exchange request by telephone, in which case exchange requests would have to be made in writing or by facsimile.

    Each Fund reserves the right at any time to suspend, limit, modify or terminate the Telephone Exchange Privilege, but will not do so without giving shareowners at least 30 days' prior written notice.

General Policies on Exchanging Shares



    Because excessive exchanges can disrupt management of a Fund and increase the Fund's cost for all shareowners, the Trust places certain limits on the exchange privilege.

   . No more than 4 exchanges involving the Growth Fund, Balanced Fund or Municipal Bond Fund can be made during a calendar year.


   . Please note that the Manager reserves the right to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. An exchange request could be rejected because of the timing or amount of the investment or because of a history of excessive trading by the investor.



.. An exchange will be effective on the day your request is received by the Manager before the Funds calculate their NAVs on that day; a request received after the time the NAVs are calculated will be effective at the next calculated NAV.

.. The following applies to persons who own Fund shares through a qualified retirement plan:


   . A trustee (or plan administrator or similar plan official), who directs the investments of a qualified retirement plan on behalf of all plan participants, shall be limited to 4 exchanges per calendar year.



   . Each plan participant who directs the investment of his/her account under a qualified retirement plan (other than a participant directed 401(k) plan), and who can be identified by the Trust as initiating exchanges of shares, shall be limited to 4 exchanges per calendar year.



   . Each plan participant who directs the investment of his/her account under a 401(k) plan, and who can be identified by the Trust as initiating exchanges of shares shall be limited to one exchange per calendar quarter.


   . For qualified retirement plans in which plan participants direct the investments of their accounts but the Trust cannot specifically identify the plan participant who directs any given exchange of shares, the Trust will not impose a limit on the number of exchanges per calendar year for each plan participant. In this case, the trustee of the qualified retirement plan shall be responsible for imposing limits, if any, on exchanges on each plan participant as the trustee deems appropriate.

.. Persons who own Fund shares through a qualified retirement plan, such as a 401(k) plan, should refer to documents provided by their plan sponsor or administrator for any additional information related to exchanging shares.

.. You have to meet the minimum investment requirement of the Fund into which you are exchanging.

.. You can only exchange shares if the Fund has received good payment for those shares.

.. An exchange is a sale of shares from one Fund and the purchase of shares of another Fund for federal income tax purposes, which may produce a taxable gain or loss in a taxable account.

.. Before making an exchange, please read the description of the Fund to be purchased.

.. The Trust may terminate or modify the exchange program at any time, but the Trust will seek to give shareholders at least 60 days notice prior to such change.



                           HOW TO REDEEM FUND SHARES
--------------------------------------------------------------------------------

    You may redeem shares of any of the Funds by sending a written request, by telephone, by fax, by using our systematic withdrawal program, or by exchanging into another Fund. Retirement plan participants should refer to documents provided by their plan sponsor or plan administrator for information on how to redeem Fund shares.

    By Written Request. You may redeem all or any portion of your shares by sending a written request to:

State Farm Mutual Funds
P.O. Box 219548

Kansas City, Missouri 64121-9548

    Your redemption request must clearly identify the exact name(s) in which your account is registered, your account number, the Fund name and the number of shares or dollar amount you wish to redeem.

    If you have any stock certificates representing the shares to be redeemed, you must return them in proper form for cancellation, along with your redemption request. For your protection, you should send your stock certificates by certified mail, return receipt requested.

    All shareowners of record must sign the redemption request, including each joint holder of a joint account. The Fund reserves the right to require further documentation in order to verify the authority of the person seeking to redeem.

    If you request a redemption of more than $100,000, your signature, and the signatures of any joint owners of your account, must be guaranteed as described under "Signature Guarantee."

    If you give specific instructions in your written redemption request, and your signature is guaranteed as described under "Signature Guarantee," you may have the proceeds sent to another payee or to an address other than the address of record.

    By Telephone Redemption. The Telephone Redemption Privilege is automatically established for you unless you decline this privilege on the Application. With the Telephone Redemption Privilege, you can redeem shares by calling 1-800-447-0740. You may redeem shares by telephone up to and including $100,000 if the proceeds are to be sent to the address of record, or you may redeem up to the entire value of your account if the proceeds are to be electronically transferred to a pre-designated bank account.

    You cannot redeem shares by telephone if you hold stock certificates for those shares. If you currently do not have the Telephone Redemption Privilege but would like to sign up for this privilege, you may complete an Investor Account Services Form. Your signature on the Investor Account Services Form must be guaranteed (see "Signature Guarantee"). Further documentation may be required from corporations, partnerships, trusts and other entities.

    During periods of volatile economic and market conditions, you may have difficulty making a redemption request by telephone, in which case you should consider sending in your request by letter or by fax.


    Although the Application or the Investor Account Services Form authorize the Funds and the Manager to record all telephone instructions, the Funds may not honor telephone instructions if the caller requests that the call not be recorded.


    The Telephone Redemption Privilege authorizes the Manager to act upon an instruction by telephone to redeem shares from any account for which the Telephone Redemption Privilege applies. The Manager and the Funds will employ reasonable procedures, including recording telephone instructions and providing written confirmation of each resulting transaction, to confirm that telephone instructions are genuine. If the Manager and the Funds fail to comply with such procedures, they may be liable for any losses due to unauthorized or fraudulent instructions. However, the Funds, the Manager and their respective officers, directors, trustees, employees and agents will not be liable for acting upon instructions given under the authorization when reasonably believed to be genuine. In such case, the shareowner will bear the risk of loss in the event of a fraudulent telephone redemption transaction. To reduce that risk, proceeds of telephone redemptions will be sent only by check payable to the shareowner of record to the shareowner's address of record or electronically transferred to a pre-designated bank account.

    By Fax. You can also request a redemption by faxing your request to the Manager at (816) 471-4832. You may request a redemption by fax of up to and including $100,000 if the proceeds are to be sent to the address of record, or you can redeem up to the entire value of your account if the proceeds are to be electronically transferred to a pre-designated bank account.

    A redemption request sent by fax must clearly identify the exact name(s) in which the account is registered, the account number, the Fund name and the number of shares or dollar amount to be redeemed, and must include the signature(s) of the registered shareowner(s). You cannot redeem shares by fax if you hold stock certificates for those shares.


    Systematic Withdrawal Program. If you own $5,000 or more of a Fund's shares at the current NAV, you may have a specified dollar amount greater than $100 withdrawn from your account, payable to you or to another designated payee on a monthly, quarterly or annual basis. You designate the day during the chosen period that you would like the shares to be redeemed. If the day selected for your systematic withdrawal plan falls on a non-business day, the transaction will be processed on the previous business day, unless the day selected falls on the 1st day of the period.



.. Example 1: If you choose to have your withdrawal on the 10th of each month and the 10th falls on a Saturday during a particular month, the transaction will be processed on the 9th.



.. Example 2: If you choose to have your withdrawal on the 1st of each month and the 1st falls on a Saturday during a particular month, the transaction will be processed on the 3rd since this would be the 1st business day during that period.



    To redeem shares through a systematic withdrawal plan, you need to complete an Investor Account Services Form for shares held in a taxable account or a Distribution Request Form for shares held in a tax-qualified account. Once you have established a redemption program through a systematic withdrawal plan, you can change the amount, the frequency, or the payment date of the systematic withdrawal by calling 1-800-447-0740, if you have Telephone Redemption Privileges.



    You will not be permitted to purchase shares by payroll deduction if you are participating in the systematic withdrawal program. The Funds reserve the right to amend the systematic withdrawal program on 30 days' notice. The program may be terminated at any time by a shareowner or by a Fund. For more information contact the Manager at the following address:



                            State Farm Mutual Funds


                                P.O. Box 219548


                          Kansas City, MO 64121-9548


    General Redemption Policies:


.. Each Fund will redeem shares at the Fund's NAV next determined after receipt by the Fund of a proper request for redemption.


.. The Fund generally will redeem shares in cash (by check or electronic transfer). Redemptions of more than $500,000 during any 90-day period by one shareowner will normally be paid in cash, but may be paid in whole or in part by a distribution in kind of securities. If a redemption is paid in kind, the redeeming shareowner may incur brokerage fees in selling the securities received.

.. Payment for shares redeemed will be mailed to the shareowner(s) address of record or electronically transferred to the shareowner's pre-designated bank account within seven days after the Fund receives a redemption request, either in writing, by facsimile, or by telephone, in proper form (including stock certificates, if any). If you try to redeem shares paid for by check or electronic transfer soon after they have been purchased, the Fund may delay sending the redemption proceeds until it can verify that payment of the purchase price for the shares has been, or will be, collected. The Fund will employ reasonable verification measures. A Fund will not delay paying redemption proceeds under this policy beyond a period that ends 15 days after you purchased the shares that are being redeemed.


.. You may change your address of record by calling 1-800-447-0740, or by sending a written request to State Farm Mutual Funds, P.O. Box 219548, Kansas City, MO 64121-9548. If you request an address change by telephone, redemption proceeds will be sent to the former address during the fifteen day period after the Manager receives your request.


.. If your redemption proceeds are paid to you by check and you request expedited delivery of the redemption proceeds, a fee of $15.00 will be deducted from your redemption proceeds.

.. For IRA withdrawals, a shareowner should complete the Distribution Request
  Form which can be obtained by calling 1-800-447-0740.

.. If you request, redemption proceeds will be sent electronically to your pre-designated bank account. The electronic transfer will be completed either through the ACH method or through the wire transfer method, whichever you choose. With the ACH method, the redemption proceeds will usually be deposited in your pre-designated bank account within one or two days after the processing of the redemption request. With the wire transfer method, the redemption proceeds will usually be deposited in your pre-designated bank account on the next business day after receipt of the redemption request. If you choose electronic deposit of your proceeds using the wire transfer method, the Manager will charge you a $15.00 fee, and this fee will be subtracted from your redemption proceeds. There currently is no charge for electronic transfer of redemption proceeds using the ACH method. Your bank may charge additional fees for electronic transfers you initiate. The wire transfer method is not available to shareowners participating in the systematic withdrawal program. To change the bank or account designated to receive your redemption proceeds, send a written request (not by fax) signed by each shareowner with each signature guaranteed as described in this prospectus under "Signature Guarantee" to:

  State Farm Mutual Funds
  P.O. Box 219548
  Kansas City, Missouri 64121-9548

  If the registered owner(s) of the new bank account is/are the same as the registered owner(s) of the former bank account, no signature guarantee is necessary.

.. Each Fund may suspend the right of redemption or postpone a redemption payment more than seven days during any period when (a) the NYSE is closed for other than customary weekend and holiday closings, (b) trading on the NYSE is restricted, (c) an emergency exists making disposal of securities owned by the Fund or valuation of its assets not reasonably practicable, or (d) the Securities and Exchange Commission has by order permitted such suspension for the protection of shareowners of the Fund; provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether any condition prescribed in
  (b) through (d) exists.

.. Redemptions may be restricted in the event of bankruptcy proceedings or other legal proceedings involving the shareowner.

Policies for Low Balance Accounts


    If the balance in any of your accounts (other than a Traditional IRA, Roth IRA, a Coverdell Education Savings Account, SEP IRA, SIMPLE IRA, or an account held under other employer-sponsored qualified retirement plans) falls below $250 at the close of business on the first business day of November, the Fund may redeem the shares in such account (with such redemption to occur on the second business day of November), send the proceeds to you at your address of record and close your account. This does not apply to accounts that were opened during the current calendar year. Thus, an account will not be closed in any year for a low balance if you opened the account on or after January 1st of that year. The Funds may waive the redemption and closure of an account for low balance, at their discretion.



    Because servicing smaller accounts is very expensive, if the balance in your account (other than a SEP IRA, SIMPLE IRA or an account held under other employer-sponsored qualified retirement plans) falls below $1,000 at the close of business on the first business day of November, through redemptions or any other reason, we will charge your account a low balance fee of $25.00. We will deduct the low balance fee from the account on the second business day in November. The low balance fee will not apply to accounts that were opened during the current calendar year. Thus, no low balance fee will be assessed to your account in any year if you opened the account on or after January 1st of that year. The Manager may waive this fee, at its discretion and, if not waived, the fee will be retained by the Manager.


Signature Guarantee

    A signature guarantee is a written representation, signed by an officer or authorized employee of the guarantor, that the signature of the shareowner is genuine. The guarantor must be an institution authorized to guarantee signatures by applicable state law. Such institutions include banks, broker-dealers, savings and loan associations and credit unions. A notary public cannot provide a signature guarantee.

    The signature guarantee must appear, together with the signature of each registered owner, either:

.. on the written request for redemption that exceeds $100,000, which clearly identifies the exact name(s) in which the account is registered, the account number, the Fund name and the number of shares or the dollar amount to be redeemed;

.. on a separate "stock power," an instrument of assignment which should specify the total number of shares to be redeemed (this stock power may be obtained from most banks and stockbrokers);

.. on the back of each stock certificate tendered for redemption;

.. if you request that a redemption check be made payable to anyone other than the shareholders(s) of record;

.. if you request that a redemption check be mailed to an address other than the address of record; or

.. on the Investor Account Services Form used to establish Telephone Investment,
  Redemption and/or Exchange Privilege(s), and on the Investor Account Services Form used to change the pre-designated bank account into which redemption proceeds may be deposited. If pre-designated bank account information is changed but the registered owner(s) of the bank account remains the same, no signature guarantee will be required.

.. If you request to transfer Fund shares from an existing account to another account which does not have the identical owners to the first account (i.e., transferring shares from an account owned by John & Mary Doe to an account owned by Mary Doe), that request must be signed and accompanied by a signature guarantee of each registered owner of the account from which shares are being transferred.

                            TAX-QUALIFIED ACCOUNTS
--------------------------------------------------------------------------------

    Tax-qualified accounts allow individuals to shelter investment income and capital gains from current taxes. Contributions to these accounts may be tax-deductible.


.. Traditional IRAs allow individuals under age 70 1/2 with taxable compensation to contribute up to $4,000 per year ($8,000 for most married couples) for tax years 2005 through 2007. Individuals who are age 50 or older by the end of the calendar year are permitted to make an additional $500 "catch-up" contribution. Your contribution may be deductible for federal income tax purposes based on your income, filing status, and participation in an employer-sponsored qualified retirement plan. The amount you can contribute to a Traditional IRA in any year is reduced by the amount you contribute to a Roth IRA, and vice versa.



.. Roth IRAs allow single taxpayers with adjusted gross income up to $95,000 per year, and married couples (who file joint federal income tax returns) with adjusted gross income up to $150,000 per year, to contribute up to $4,000 per person for 2005 through 2007. Contributions to Roth IRAs are not deductible for federal income tax purposes and earnings are not subject to federal income taxes upon withdrawal if the Roth IRA has been held at least five years and you: (1) have attained age 59 1/2, (2) have become disabled, (3) have died, or (4) use the proceeds (up to a lifetime maximum of $10,000) to purchase a first home. The amount you can contribute to a Roth IRA in any year is reduced by the amount you contribute to a Traditional IRA, and vice versa. Individuals who are age 50 or older by the end of the calendar year are permitted to make an additional $500 "catch-up" contribution.



.. Simplified Employee Pension (SEP) Plan --A SEP Plan allows an employer to make tax-deductible contributions to SEP IRAs established by employees. For 2005, employer-funded contribution amounts can be up to the lesser of 25% of the first $210,000 of compensation for eligible employees or $42,000. Self-employed persons are treated both as employees and employers for contribution purposes, and there are no limits on the number of employees eligible to participate in a SEP Plan. Participating employees may also make annual Traditional IRA contributions to their SEP IRA. Refer to the Traditional IRA section above for the Traditional IRA contribution limits.



.. Savings Incentive Match Plan for Employees (SIMPLE)--A SIMPLE Plan allows employers and employees to make contributions to SIMPLE IRAs established by employees. SIMPLE Plans are available for employers with 100 or fewer employees. This plan allows eligible employees to contribute up to the lesser of $10,000 or 100% of compensation to their SIMPLE IRAs for 2005 via a salary reduction agreement ($10,000 plus cost of living adjustment for later years). In 2004, eligible employees could contribute up to the lesser of $9,000 or 100% of compensation. Eligible employees who are age 50 or older by the end of 2004 are permitted to make an additional $1,500 "catch-up" contribution ($2,000 "catch-up" contribution for employees age 50 or older by the end of 2005). Employers must either match their employees' contributions (up to 3% of compensation) or make a non-elective contribution of 2% of compensation for all eligible employees. Self-employed persons are treated both as employees and employers for contribution purposes.



.. Prototype Safe Harbor 401(k) Plan--A 401(k) plan is a retirement plan that allows eligible employees to contribute up to the lesser of $13,000 or 100% of compensation for 2004 to the plan via a salary reduction agreement ($14,000 for 2005). Eligible employees who are age 50 or older by the end of 2004 are permitted to make an additional $3,000 "catch-up" contribution ($4,000 "catch-up" contribution for employees age 50 or older by the end of 2005). Employers must either match their eligible employees' contributions (using the base formula of 100% of elective deferrals up to 3% of compensation and then 50% of elective deferrals on the next 2% of compensation, or another matching formula which cannot exceed 6% of compensation) or make a non-elective contribution. In addition, the employer may make a profit sharing contribution for all eligible employees. Self-employed persons are treated both as employees and employers for contribution purposes, and there are no limits on the number of employees eligible to participate in a Prototype Safe Harbor 401(k) Plan. State Farm's plan is called "Safe Harbor" because its provisions eliminate the requirement for extensive non-discrimination testing.



.. Other retirement plans--You may also use a Fund for corporate or self-employed retirement plans. The trust or plan must be established before you can open an account. Please include the date that the trust or plan was established on the application. A plan sponsor who elects Bisys Retirement Services, Inc. to provide plan administration services may not purchase Associates' Funds for their plans.


.. Coverdell Education Savings Accounts allow individuals, subject to certain income limitations, to contribute up to $2,000 annually for a child under the age of 18. Although contributions to a Coverdell Education Savings Account are not deductible for federal income tax purposes, the proceeds are generally not taxable provided withdrawals are used to pay for qualified education expenses. Single taxpayers with adjusted gross income up to $95,000 per year, and married couples with adjusted gross income up to $190,000 are allowed to contribute $2,000 annually for a child under the age of 18 to a Coverdell Education Savings Account.

    The above is just a summary of the types of retirement accounts available. When we send your retirement-account application, we will include the applicable retirement plan materials.


    For more information about the tax advantages and consequences of investing in any of these plans and any state law limitations applicable to these plans, please consult your tax advisor.


                            MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


    State Farm Investment Management Corp., Three State Farm Plaza, Bloomington, Illinois 61791-0001, is the investment adviser to the Funds and manages each Fund's business and affairs, subject to the overall supervision of the Board of Trustees. Since 1967, the Manager's sole business has been to act as investment adviser, transfer agent and dividend disbursing agent for the Funds and for other mutual funds in the State Farm family of mutual funds. The Manager is wholly-owned by State Farm Mutual Automobile Insurance Company. From 1967-2000, the Manager also served as principal underwriter to the Funds.


    For its services, the Manager receives a fee from each Fund based upon that Fund's average daily net assets. The fee is accrued daily and for the fiscal year ended November 30, 2004, were paid to the Manager at the following annual rates:


                           Growth Fund         0.11%
                           Balanced Fund       0.12%
                           Interim Fund        0.13%
                           Municipal Bond Fund 0.12%

    Each Fund employs a team approach to management. Each team makes advisory decisions for the Funds, subject to the oversight of the Board of the Trust.


                              PORTFOLIO MANAGERS

--------------------------------------------------------------------------------





    The Funds are managed by portfolio management teams.



Growth Fund



    Paul Eckley, John Concklin, and Duncan Funk are the portfolio managers primarily responsible for the day-to-day management of the Growth Fund. Mr. Eckley, Senior Vice President--Investments at State Farm Mutual Automobile Insurance Company, has been associated with the Growth Fund since 1991. Mr. Concklin, Vice President--Common Stocks at State Farm Mutual Automobile Insurance Company, has been associated with the Growth Fund since 1996. Mr. Funk, Investment Officer--Fixed Income at State Farm Mutual Automobile Insurance Company, has been associated with the Growth Fund since 1998. Over the past five years, Messrs. Eckley and Concklin have been involved in all aspects of managing equity portfolios and Mr. Funk has been involved in all aspects of managing taxable fixed income portfolios for State Farm Mutual Automobile Insurance Company and its affiliated entities.



    The Growth Fund invests primarily in common stock; however, it may also invest in short-term obligations and, consequently, has portfolio managers with separate and distinct roles. Messrs. Eckley and Concklin's role on the management team include selecting equity securities for purchase and sale, conducting equity research, reviewing research data, and maintaining investment policies. Mr. Funk's role on the management team include selecting short term fixed income securities for the Fund's liquidity needs.





Balanced Fund



    Paul Eckley, John Concklin, Donald Heltner and Duncan Funk are responsible for the day-to-day management of the Balanced Fund. Messrs. Eckley and Concklin have been associated with the Balanced Fund since 1991 and 1985, respectively. Mr. Heltner, Vice President--Fixed Income at State Farm Mutual Automobile Insurance Company, and Mr. Funk have been associated with the Balanced Fund since 2003 and 1998, respectively. Over the past five years, Mr. Heltner has been involved in all aspects of managing fixed income portfolios for State Farm Mutual Automobile Insurance Company and its affiliated entities.



    The Balanced Fund invests in both common stocks and bonds and, consequently, has portfolio managers with separate and distinct roles. Messrs. Eckley and Concklin are primarily responsible for managing the common stock investments of the Balanced Fund. Their roles on the Balance Fund management team are the same as identified for the Growth Fund.



    Messrs. Heltner and Funk are primarily responsible for managing the bond investments of the Balanced Fund. Messrs. Heltner and Funk generally have different roles on the Balanced Fund management team. Mr. Heltner's role on the management team include overseeing the process for buying and selling fixed income securities and maintaining investment policies. Mr. Funk's role on the management team is the same as identified for the Growth Fund.





Interim Fund



    Donald Heltner and Duncan Funk are the portfolio managers responsible for the day-to-day management of the Interim Fund. Messrs. Heltner and Funk have been associated with the Interim Fund since 2003 and 1998, respectively. Messrs. Heltner and Funk generally have different roles on the Interim Fund management team.



    The Interim Fund invests in fixed income securities. Messrs. Heltner and Funk's roles on the Interim Fund management team are the same as identified for the Balanced Fund.



Municipal Bond Fund



    Donald Heltner and Robert Reardon are the portfolio managers primarily responsible for the day-to-day management of the Municipal Bond Fund. Mr. Heltner has been associated with the Municipal Bond Fund since 2003. Mr. Reardon, Investment Officer--Fixed Income at State Farm Mutual Automobile Insurance Company, has been associated with the Municipal Bond Fund since 1998. Over the past five years, Mr. Reardon has been involved in all aspects of managing tax advantaged fixed income portfolios for State Farm Mutual Automobile Insurance Company and its affiliated entities.



    Messrs. Heltner and Reardon generally have different roles on the Municipal Bond Fund management team. Mr. Heltner's role on the Municipal Bond Fund management team is the same as identified for the Balanced and Interim Fund. Mr. Reardon's role on the Municipal Bond Fund management team includes selecting municipal securities for purchase and sale, conducting municipal research, and reviewing financial data and research reports.

    The SAI provides additional information regarding the portfolio managers' compensation, other accounts they manage, and their ownership of securities issued by the Funds.


                      DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------




    Each Fund intends to distribute substantially all of its net investment income and any net capital gain realized from sales of its portfolio securities.


    The Growth Fund and Balanced Fund ordinarily pay dividends semi-annually in June and December, and capital gain distributions, if any, annually in December.



    The Interim Fund and Municipal Bond Fund declare dividends daily and pay them quarterly. Shares of the Interim Fund and Municipal Bond Fund begin to earn dividends on the day after they are purchased. The Interim Fund and Municipal Bond Fund distribute net realized capital gain, if any, annually in December.


    All dividends and capital gain distributions from a Fund are automatically reinvested in shares of that Fund on the reinvestment date, unless you have previously elected to receive dividends and distributions in cash. All dividends and capital gains distributions from a Fund for a tax-qualified account must be reinvested in shares of that Fund on the reinvestment date.

    Taxes On Distributions. Distributions from each Fund, other than the Municipal Bond Fund, are generally subject to federal income tax, and may be subject to state or local taxes. If you are a U.S. citizen residing outside the United States, your distributions may also be taxed by the country in which you reside. If you fail to certify your social security or taxpayer identification number, the IRS can require the fund to withhold 28% of your taxable distributions and redemptions.


    The dividends from the Municipal Bond Fund will largely be exempt from regular federal income tax, because the Municipal Bond Fund invests primarily in municipal bonds. The dividends from the Municipal Bond Fund may be subject to state and local taxes. The Municipal Bond Fund will provide you annually with state-by-state sources of its income.



    Your distributions are taxable when they are paid, whether you take them in cash or reinvest them in additional shares. However, distributions declared in October, November or December of the prior year and paid in January are taxable as if you received them on December 31 of the prior year.


    For federal tax purposes, a Fund's income and short-term capital gain distributions are taxable to you as dividends; long-term capital gain distributions are taxable to you as long-term capital gains. The determination of a capital gain classification as short-term versus long-term depends on the length of time that the Fund held the asset it sold.


    A portion of the Growth Fund's and the Balanced Fund's ordinary dividends may constitute "qualified dividends" which, for individual shareholders who meet a minimum holding period, are taxed at long-term capital gain rates.


    Every January, each of your Funds will send you and the IRS a statement--called Form 1099--showing the amount of every taxable distribution you received in the previous calendar year.

    Taxes On Transactions. When you redeem shares, you will experience a capital gain or loss if there is a difference between the cost of your shares and the price you receive when you sell them. You may be subject to tax.

    Whenever you sell shares of a Fund, you will receive a confirmation statement showing how many shares you sold and at what price. You also will receive a year-end statement every January. This will allow you or your tax preparer to determine the tax consequences of each redemption. However, be sure to keep your regular account statements; their information will be essential in calculating the amount of your capital gains or losses.


    A redemption or an exchange of Fund shares is treated as a sale for federal income tax purposes. Your redemption proceeds may be more or less than your cost depending upon the net asset value at the time of the redemption and, as a result, you may realize a capital gain or loss. Gain or loss equals the difference between the fair market value of the shares redeemed or exchanged and their cost basis.


    Taxes For Retirement Plans.   Participants in tax-qualified retirement
plans will not be subject to federal taxes on either income dividends or capital gain distributions paid by the Funds to the plans. Instead, participants in such plans may be taxed when they begin taking distributions from their retirement plans. Depending on the type of tax-qualified retirement plan, there are various restrictions on eligibility, contributions and withdrawals. You should consult with a tax professional on the specific rules governing your own plan.

                             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights table is intended to help you understand the financial performance of each Fund for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young, LLP, whose report, along with the Funds' financial statements, is included in the [to be included by amendment] annual report. The annual report may be obtained from the Funds upon request without charge.


    Per Share Income and Capital Changes (For a share outstanding throughout each year):


                                  GROWTH FUND



                    [2004 data to be included by amendment]



                                                      2004   2003      2002      2001      2000
                                                      ----   ----      ----      ----      ----
Net asset value, beginning of year                         $  38.90    44.57     50.52     51.96

Income from Investment Operations

 Net investment income (a)                                     0.71     0.61      0.60      0.65

 Net gain or (loss) on investments
   (both realized and unrealized)                              4.29    (5.25)    (5.79)    (1.21)
                                                           --------  -------   -------   -------

   Total from investment operations                            5.00    (4.64)    (5.19)    (0.56)
                                                           --------  -------   -------   -------

Less Distributions

 Net investment income                                        (0.67)   (0.60)    (0.61)    (0.65)

 Net realized gain                                               --    (0.43)    (0.15)    (0.23)
                                                           --------  -------   -------   -------

   Total distributions                                        (0.67)   (1.03)    (0.76)    (0.88)
                                                           --------  -------   -------   -------

Net asset value, end of year                               $  43.23    38.90     44.57     50.52
                                                           ========  =======   =======   =======
Total Return                                                  13.06%  (10.61)%  (10.41)%   (1.20)%

Ratios/Supplemental Data

 Net assets, end of year (millions)                        $2,571.2  2,227.7   2,536.8   2,842.7

 Ratio of expenses to average net assets                       0.12%    0.12%     0.13%     0.11%

 Ratio of net investment income to average net assets          1.83%    1.51%     1.29%     1.16%

 Portfolio turnover rate                                          2%       6%        5%        3%


(a)Beginning in 2001, average shares outstanding for the period were used to calculate net investment income per share.

                                 BALANCED FUND



                    [2004 data to be included by amendment]



                                                      2004  2003     2002    2001    2000
                                                      ----  ----     ----    ----    ----
Net asset value, beginning of year                         $43.73  $47.46   51.25   52.79

Income from Investment Operations

 Net investment income (a)(b)                                1.42    1.42    1.48    1.50

 Net gain or (loss) on investments
   (both realized and unrealized)                            3.45   (3.67)  (3.80)  (0.91)
                                                           ------  ------   -----   -----
   Total from investment operations                          4.87   (2.25)  (2.32)   0.59
                                                           ------  ------   -----   -----

Less Distributions

 Net investment income                                      (1.41)  (1.45)  (1.47)  (1.56)

 Capital gains                                                 --   (0.03)     --   (0.57)
                                                           ------  ------   -----   -----

   Total distributions                                      (1.41)  (1.48)  (1.47)  (2.13)
                                                           ------  ------   -----   -----
Net asset value, end of year                               $47.19   43.73   47.46   51.25
                                                           ======  ======   =====   =====

Total Return                                                11.44%  (4.81)% (4.63)%  0.97%

Ratios/Supplemental Data

 Net assets, end of year (millions)                        $948.5   824.7   887.8   945.8

 Ratio of expenses to average net assets                     0.14%   0.13%   0.14%   0.13%

 Ratio of net investment income to average net assets        3.22%   3.18%   3.05%   2.74%

 Portfolio turnover rate                                        4%      6%      9%      5%

(a)Beginning in 2001, average shares outstanding for the period were used to calculate net investment income per share.
(b)As required, effective December 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on debt securities. The effect of this change for the year ended November 30, 2002, was to decrease net investment income per share by $0.04, increase net realized and unrealized gains and losses per share by $0.04, and decrease the ratio of net investment income to average net assets by 0.09%. Per share, ratios, and supplemental data for periods prior to November 30, 2002, have not been restated to reflect this change in presentation.

                                 INTERIM FUND


                    [2004 data to be included by amendment]



                                                      2004  2003    2002   2001   2000
                                                      ----  ----    ----   ----   ----
Net asset value, beginning of year                         $10.07   9.90   9.55   9.47

Income from Investment Operations
 Net investment income (a)                                   0.36   0.43   0.56   0.63
 Net gain or (loss) on investments
   (both realized and unrealized)                           (0.05)  0.17   0.35   0.08
                                                           ------  -----  -----  -----
   Total from investment operations                          0.31   0.60   0.91   0.71
                                                           ------  -----  -----  -----
Less Distributions
 Net investment income                                      (0.36) (0.43) (0.56) (0.63)
                                                           ------  -----  -----  -----
   Total distributions                                      (0.36) (0.43) (0.56) (0.63)
                                                           ------  -----  -----  -----
Net asset value, end of year                               $10.02  10.07   9.90   9.55
                                                           ======  =====  =====  =====

Total Return                                                 3.09%  6.18%  9.73%  7.70%

Ratios/Supplemental Data

 Net assets, end of year (millions)                        $226.0  243.3  172.8  114.4

 Ratio of expenses to average net assets                     0.16%  0.18%  0.20%  0.20%

 Ratio of net investment income to average net assets        3.57%  4.23%  5.67%  6.66%

 Portfolio turnover rate                                       25%     9%    17%    12%


(a)As required, effective December 1, 2001, the Fund has adopted the provisions for the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on debt securities. The effect of this change for the year ended November 30, 2002, was to decrease net investment income per share by $0.07, increase net realized and unrealized gains and losses per share by $0.07, and decrease the ratio of net investment income to average net assets by 0.94%. Per share, ratios, and supplemental data for periods prior to November 30, 2002, have not been restated to reflect this change in presentation.

                              MUNICIPAL BOND FUND



                    [2004 data to be included by amendment]



                                                      2004   2003    2002   2001   2000
                                                      ----   ----    ----   ----   ----
Net asset value, beginning of year                          $ 8.64   8.51   8.24   8.12

Income from Investment Operations
 Net investment income                                        0.39   0.40   0.41   0.42

 Net gain or (loss) on investments
   (both realized and unrealized)                             0.14   0.13   0.27   0.12
                                                           -------  -----  -----  -----

   Total from investment operations                           0.53   0.53   0.68   0.54
                                                           -------  -----  -----  -----

Less Distributions

 Net investment income                                       (0.39) (0.40) (0.41) (0.42)

 Capital gains                                               (0.01)    --     --     --
                                                           -------  -----  -----  -----

   Total distributions                                       (0.40) (0.40) (0.41) (0.42)
                                                           -------  -----  -----  -----

Net asset value, end of year                                $ 8.77   8.64   8.51   8.24
                                                           =======  =====  =====  =====

Total Return                                                  6.16%  6.34%  8.39%  6.87%

Ratios/Supplemental Data

 Net assets, end of year (millions)                         $439.9  417.7  387.8  352.5

 Ratio of expenses to average net assets                      0.15%  0.14%  0.16%  0.15%

 Ratio of net investment income to average net assets         4.44%  4.65%  4.84%  5.23%

 Portfolio turnover rate                                        15%    14%     6%     7%

    We reduce the number of duplicate prospectuses, annual and semi-annual reports, and proxy statements you receive by sending only one copy to each of those addresses shared by two or more accounts (excluding certain employer-sponsored retirement plans). Call us at 1-800-447-0740 to request individual copies of these documents. We will begin sending you individual copies thirty days after receiving your request.

    You can obtain more information about the Trust's investments and performance in its annual and semiannual reports to shareholders. The Trust's annual report discusses the market conditions and investment strategies that significantly affected each Fund's performance during the last fiscal year.


    You may wish to read the SAI for more information about the Funds. A current SAI has been filed with the SEC and is incorporated in this prospectus by reference.


    You can obtain free copies of the Trust's semiannual and annual report and the SAI, request other information, and discuss your questions about the Funds by writing or calling:

                            State Farm Mutual Funds

                                P.O. Box 219548


                          Kansas City, MO 64121-9548



                                 800-447-0740


    Since Fund shares are not available to the general public, the Trust's semiannual and annual reports and the SAI are not available on http://www.statefarm.com. Text-only versions of all Trust documents can be viewed online or downloaded from the SEC at http://www.sec.gov. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. Copies of this information may be obtained, after paying a duplicating fee, by sending your request to the SEC's Public Reference Section, 450 5th Street, N.W., Washington, DC 20549-0102 or by electronic mail request at the following e-mail address: publicinfo@sec.gov.


                             State Farm Associates' Funds Trust        811-1519

                                   P.O. Box 219548


                             Kansas City, MO 64121-9548

                            FORWARDING SERVICE REQUESTED










           190-4063.8-CH



                               Presorted Standard
                                  U.S. Postage
                                      PAID
                                 Lancaster, PA
                                PERMIT NO. 1275

                      STATE FARM ASSOCIATES' FUNDS TRUST

                            STATE FARM GROWTH FUND
                           STATE FARM BALANCED FUND
                            STATE FARM INTERIM FUND
                        STATE FARM MUNICIPAL BOND FUND

           THREE STATE FARM PLAZA, BLOOMINGTON, ILLINOIS 61791-0001
                       (309) 766-2029    (800) 447-0740


               STATEMENT OF ADDITIONAL INFORMATION--[          ]


                               -----------------


   This Statement of Additional Information is not a prospectus but should be read in conjunction with the prospectus of State Farm Associates' Funds Trust
dated [          ]. The prospectus contains information you should know before investing in a Fund, and may be obtained without charge by contacting the Trust at the address or telephone numbers shown above. The audited financial
statements for the Trust for the period ended [          ] are incorporated
into this SAI by reference from the Trust's annual report to shareholders. You may obtain a copy of the annual report, without charge, by calling the toll-free number listed above.


                               TABLE OF CONTENTS


                                                           PAGE
                                                           ----
                 Definitions..............................   2
                 Information About the Trust and the Funds   2
                 Investment Techniques and Risks..........   2
                 Investment Policies and Restrictions.....   6
                 Portfolio Holdings Disclosure Policy.....   9
                 Proxy Voting Policies....................   9
                 Purchase and Redemption of Fund Shares...  10
                 Investment Advisory and Other Services...  11
                 Portfolio Managers.......................  12
                 Management Services Agreement............  15
                 Service Agreements.......................  16
                 Distribution Agreement...................  16
                 Transfer Agent Agreement.................  16
                 Portfolio Transactions...................  17
                 Additional Tax Considerations............  18
                 Management of the Trust..................  19
                 General Information......................  24
                 Description of Bond Ratings..............  25
                 Ratings by Moody's.......................  25
                 S&P Ratings..............................  26
                 Financial Statements.....................  27

                                  DEFINITIONS

             "Trust"                    State Farm Associates'
                                        Funds Trust
             "Fund" or collectively,    State Farm Growth Fund,
               the "Funds"              State Farm Balanced Fund
                                        State Farm Interim Fund,
                                        State Farm Municipal Bond
                                        Fund
             "Growth Fund"              State Farm Growth Fund
             "Balanced Fund"            State Farm Balanced Fund
             "Interim Fund"             State Farm Interim Fund
             "Municipal Bond Fund"      State Farm Municipal Bond
                                        Fund
             "Manager"                  State Farm Investment
                                        Management Corp.
             "1940 Act"                 Investment Company Act of
                                        1940
             "Management Corp."         State Farm VP Management
                                        Corp.
             "Auto Company"             State Farm Mutual
                                        Automobile Insurance
                                        Company

                   INFORMATION ABOUT THE TRUST AND THE FUNDS


   The Trust is a Delaware business trust organized on January 5, 2001 as successor to State Farm Growth Fund, Inc., State Farm Balanced Fund, Inc., State Farm Interim Fund, Inc. and State Farm Municipal Bond Fund, Inc., each of which became a series of the Trust. The Trust is an open-end, management investment company consisting of four separate funds, each with its own investment objective, investment policies, restrictions and risks. The Trust issues a separate series of shares of beneficial interest for each Fund, representing fractional undivided interests in that Fund. By investing in a Fund, you become entitled to a pro-rata share of all dividends and distributions arising from the net income and capital gains on the investments of that Fund. Likewise, you share pro-rata in any losses of that Fund. Each Fund is "diversified" as that term is defined in the 1940 Act.


                        INVESTMENT TECHNIQUES AND RISKS

Equity Securities

   Growth Fund and Balanced Fund invest in common stocks, which represent an equity interest (ownership) in a corporation. This ownership interest often gives the Funds the right to vote on measures affecting the company's organization and operations. The Funds also invest in other types of equity securities, including securities convertible into common stocks. Over time, common stocks have historically provided superior long-term capital growth potential. However, stock prices may decline over short or even extended periods. Stock markets tend to move in cycles, with periods of rising stock prices and periods of falling stock prices. As a result, the Funds should be considered long-term investments, designed to provide the best results when held for several years or more. The Funds may not be suitable investments if you have a short-term investment horizon or are unwilling to accept fluctuations in share price, including significant declines over a given period.

Foreign Securities


   The Growth Fund and Balanced Fund may invest up to 25% of its assets in foreign securities not publicly traded in the United States. The Funds' investments in foreign securities may include American Depositary Receipts
(ADRs), European Depositary Receipts (EDRs) or Global Depositary Receipts
(GDRs). ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are receipts that may trade in U.S. or non-U.S. markets. The Funds may invest in sponsored or unsponsored ADRs, EDRs or GDRs. In the case of an unsponsored depositary receipt, a Fund is likely to bear its proportionate share of the expenses of the depository and it may have greater difficulty in receiving shareowner communications than it would have with a sponsored depositary receipt. Neither Fund intends to invest more than 5% of its net assets in unsponsored depositary receipts.

   With respect to portfolio securities that are issued by foreign issuers or denominated in foreign currencies, the Fund's investment performance is affected by the strength or weakness of the U.S. dollar against those currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a yen-denominated stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall.

   Shareowners should understand and consider carefully the risks involved in foreign investing. Investments in foreign securities are generally denominated in foreign currencies and involve certain considerations comprising both risk and opportunity not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back into the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; possible imposition of foreign taxes; possible investment in securities of companies in developing as well as developed countries; and sometimes less advantageous legal, operational, and financial protections applicable to foreign sub-custodial arrangements.


   Although both the Growth Fund and the Balanced Fund try to invest in companies and governments of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social or diplomatic developments that could affect investment in these nations.


Debt Securities

   In pursuing its investment objective, a Fund may invest in debt securities of corporate and governmental issuers. The risks inherent in debt securities depend primarily on the term and quality of the obligations in a Fund's portfolio as well as on market conditions. A decline in the prevailing levels of interest rates generally increases the value of debt securities, while an increase in rates usually reduces the value of those securities.

   Growth Fund may invest in fixed income investments such as United States government obligations and investment grade bonds. Balanced Fund invests in fixed income securities that are "investment grade"--that is, within the four highest grades assigned by Moody's Investors Service, Inc. (Moody's) or Standard & Poor's Corporation (S&P) or, if unrated, deemed to be of comparable quality by the Manager. Interim Fund usually invests in U.S. government securities, but may also invest in corporate debt securities rated in one of the three highest grades by S&P or Moody's or, if unrated, considered by the Manager to be of comparable quality. Municipal Bond Fund invests at least 70% of its total assets in municipal bonds rated in one of the three highest grades by Moody's or S&P, and may invest up to 30% of its total assets in bonds that are unrated or rated less than A. If the rating of a security held by the Fund is lost or reduced, the Fund is not required to sell the security, but the Manager will consider that fact in determining whether the Fund should continue to hold the security. See "Description of Bond Ratings."

   Debt securities in the fourth highest grade may possess speculative characteristics, and changes in economic conditions are more likely to affect the issuer's capacity to pay interest and repay principal. Securities that are rated below investment grade (that is, BB or lower) are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal according to the terms of the obligation and therefore carry greater investment risk, including the possibility of issuer default and bankruptcy.

Convertible Securities

   Convertible securities include any corporate debt security that may be converted into underlying shares of common stock. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege.

   The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield). The estimated price at which a convertible security would be valued by the marketplace if it had no conversion feature is sometimes referred to as its "investment value." The investment value of the convertible security will typically fluctuate inversely with changes in prevailing interest rates. However, at the same time, the convertible security will be influenced by its "conversion value," which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock.


   By investing in convertible securities, a Fund obtains the right to benefit from the capital appreciation potential in the underlying stock upon exercise of the conversion right, while earning higher current income than would be available if the stock were purchased directly. In determining whether to purchase a convertible security, the Manager will consider the same criteria that would be considered in purchasing the underlying stock. Although convertible securities purchased by a Fund are frequently rated investment grade, the Fund also may purchase unrated convertible securities or convertible securities rated below investment grade if the securities meet the Manager's other investment criteria. Convertible securities rated below investment grade
(a) tend to be more sensitive to interest rate and economic changes, (b) may be obligations of issuers that are less creditworthy than issuers of higher quality convertible securities, and (c) may be more thinly traded due to such securities being less well known to investors than either common stock or conventional debt securities. As a result, the Manager's own investment research and analysis tends to be more important in the purchase of such securities than other factors.


Municipal Bonds

   Municipal Bond Fund invests primarily in a diversified selection of municipal bonds (as defined in the prospectus) with maturities of one to seventeen years, although issues with longer maturities may be purchased from time to time. A majority of the Fund's investments will usually be in issues with maturities longer than five years. There can be no assurance that current income will be sufficient to offset decreases in the net asset value per share that will result if prevailing interest rates rise in relation to the rates of interest on municipal bonds in the Fund's portfolio.

   Municipal Bond Fund may purchase and/or hold advance refunded bonds, which are a unique type of municipal bond. From time to time, a municipal bond issuer may choose to advance refund some or all of its outstanding debt, by issuing new bonds ("refunding bonds"). The proceeds of the refunding bonds are then used to effectively pay off the outstanding debt ("refunded bonds") of the issuer. Legal or contractual constraints, however, may prevent the issuer from immediately and directly paying off the refunded bonds in full. As a result, the issuer may use the proceeds of the refunding bonds and/or other available funds to purchase securities that will mature in times and amounts sufficient to pay the principal, interest and any call premium on the refunded bonds, depositing these securities in an escrow account established with an independent escrow trustee. The refunded bonds are then typically fully secured by the monies and investments deposited in the escrow account and the issuer will not have any future monetary obligation with respect to the refunded bondholders provided that the escrow account is adequately funded. A municipal bond issuer's ability to advance refund outstanding debt is subject to federal tax laws governing advance refunding.

   Assets not invested in municipal bonds will be held in cash or invested in money market securities and U.S. treasury securities. Money market securities include short-term obligations of the U.S. government and its agencies and instrumentalities and other money market instruments such as domestic bank certificates of deposit, bankers' acceptances and corporate commercial paper rated in the highest grade. From time to time more than 20% of the Fund's assets may be invested in money market securities or held as cash for defensive reasons in anticipation of a decline in the market values of debt securities, or pending the investment of proceeds from the sale of Fund shares or from the sale of portfolio securities, or in order to have highly liquid securities available to meet possible redemptions.

   The obligations of municipal bond issuers are subject to the laws of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress, state legislatures or referenda extending the time of payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal and interest on its municipal obligations may be materially affected.

Defensive Investments

   Under normal conditions, each Fund is substantially fully invested, although each Fund may invest without limit in corporate or government obligations or hold cash or cash equivalents if the Manager determines that a temporary defensive position is advisable. During those periods, a Fund's assets may not be invested in accordance with its strategy and the Fund may not achieve its investment objective.

Repurchase Agreements


   Repurchase agreements are transactions in which a Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed-upon price, date, and market rate of interest unrelated to the coupon rate or maturity of the purchased security. Although a repurchase agreement can carry certain risks not associated with direct investments in securities, a Fund will enter into a repurchase agreement only with banks and dealers the Manager believes present minimum credit risks in accordance with guidelines approved by the Board of Trustees. The Manager will review and monitor the creditworthiness of such institutions, and will consider the capitalization of the institution, the Manager's prior dealings with the institution, any rating of the institution's senior long-term debt by independent rating agencies, and other relevant factors.



   A Fund will invest only in repurchase agreements collateralized at all times in an amount at least equal to the repurchase price plus accrued interest. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase were less than the repurchase price, the Fund would suffer a loss. If the financial institution which is party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings, there may be restrictions on a Fund's ability to sell the collateral and the Fund could suffer a loss. However, with respect to financial institutions whose bankruptcy or liquidation proceedings are subject to the U.S. Bankruptcy Code, each Fund intends to comply with provisions under such Code that would allow it immediately to resell such collateral. None of the Funds intends to invest more than 5% of its total assets in repurchase agreements.


When-issued and Delayed Delivery Securities; Reverse Repurchase Agreements

   A Fund may purchase securities on a when-issued or delayed delivery basis. Although the payment and interest terms of these securities are established at the time the Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. A Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before the settlement date if the Manager deems it advisable for investment reasons.

   A Fund may enter into reverse repurchase agreements with banks and securities dealers. A reverse repurchase agreement is a repurchase agreement in which the Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs.

   At the time a Fund enters into a binding obligation to purchase securities on a when-issued basis or enters into a reverse repurchase agreement, assets of the Fund having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Fund and held by the custodian throughout the period of the obligation. The use of these investment strategies, as well as any borrowing by a Fund, may increase NAV fluctuation. None of the Funds has any present intention of investing more than 5% of its total assets in reverse repurchase agreements.

Portfolio Turnover


   None of the Funds intend to invest with the objective of obtaining short-term trading profits. Accordingly, neither Growth Fund nor Balanced Fund expect that its annual portfolio turnover rate will be higher than 50%. A 50% turnover rate might occur, for example, if securities representing half of the average value of the Fund's portfolio were replaced in a period of one year.


   Interim Fund expects that its annual portfolio turnover rate will usually be less than 100%, but the rate of turnover will not be a limiting factor when the Manager considers it advisable to sell or purchase securities. The annual portfolio turnover rate would be 100%, for example, if an amount of securities equal to the average value of all portfolio securities during the year were sold and reinvested, exclusive in both cases of all securities with maturities at time of acquisition of one year or less.


   In periods of relatively stable interest rate levels, the Municipal Bond Fund does not expect its annual portfolio turnover rate to exceed 50% for issues with maturities longer than one year at the time of purchase. In years of sharp fluctuations in interest rates, however, the annual portfolio turnover rate may exceed 50%. Most of the sales in the Fund's portfolio will occur when the proportion of securities owned with longer term maturities is reduced in anticipation of a bond market decline (rise in interest rates), or increased in anticipation of a bond market rise (decline in interest rates). The rate of portfolio turnover will not be a limiting factor and, accordingly, will always be incidental to transactions undertaken with the view of achieving the Fund's investment objective.


   Historical portfolio turnover rate information is set forth in the Funds' prospectus in the Financial Highlights table.

Diversification and Concentration

   As diversified investment companies, it is the policy of each Fund to diversify its investments among both issuers and industries. Accordingly, no Fund will make any investment inconsistent with the Fund's classification as a diversified company under the 1940 Act. Further, no Fund will invest 25% or more of its total assets (taken at market value at the time of each investment) in the securities of issuers primarily engaged in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities).

                     INVESTMENT POLICIES AND RESTRICTIONS

   The investment objective and certain fundamental investment policies of each Fund are described in the Funds' prospectus. The investment objective of each Fund may be changed by the Trustees without the approval of the shareholders of the Fund. However, each Fund is also subject to certain restrictions upon its investments. These restrictions may not be changed without the approval of the holders of a majority of the outstanding voting shares of the Funds affected by the change.

   Growth Fund And Balanced Fund only:


      (1) The Fund will not make any investment inconsistent with the Fund's classification as a diversified company under the 1940 Act. This restriction does not apply to any Fund classified as a non-diversified company under the 1940 Act;

      (2) The Fund may not lend any security or make any other loan, except through (a) the purchase of debt obligations in accordance with the Fund's investment objective or objectives and policies; (b) repurchase agreements with banks, brokers, dealers, and other financial institutions; and (c) loans of securities as permitted by applicable law;

      (3) The Fund may not borrow money, except that, for temporary purposes:
   (a) the Fund may borrow from banks (as defined in the 1940 Act) or through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), taken at market value at the time of borrowing; (b) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets (including the amount borrowed), taken at market value at the time of the borrowing; and (c) the Fund may obtain such short-term credits as may be necessary for clearance of purchases and sales of portfolio securities;

      (4) The Fund may not underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities;

      (5) The Fund may not purchase real estate or any interest therein, except through the purchase of corporate or certain government securities (including securities secured by a mortgage or a leasehold interest or other interest in real estate). A security issued by a real estate or mortgage investment trust is not treated as an interest in real estate;


      (6) The Fund may not purchase or sell commodities or commodity contracts, except that a Fund may enter into (a) futures, options and options on futures, (b) forward contracts and (c) other financial transactions not requiring the delivery of physical commodities;


      (7) The Fund will not invest 25% or more of its total assets (taken at market value at the time of each investment) in the securities of issuers primarily engaged in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities);

      (8) The Fund will not issue senior securities except to the extent the activities permitted by its fundamental investment restrictions on borrowing and lending may be deemed to give rise to a senior security.


   The preceding investment restrictions have been adopted by the Growth Fund and Balanced Fund and may not be changed as to a Fund without the consent of the shareowners holding a majority of the Fund's shares. A majority of the shares, as used in this Statement of Additional Information, means the vote of
(i) 67% or more of the shares present and entitled to vote at a meeting, if the owners of more than 50% of the shares are present or represented by proxy, or
(ii) more than 50% of the shares, whichever is less.



   The Growth Fund and Balanced Fund have also adopted the following investment restrictions which, while there is no present intention to do so, may be changed without approval of the shareowners. Under these restrictions each Fund may not:


      (a) Invest more than 15% of its net assets (taken at market value at the time of each purchase) in illiquid securities, including repurchase agreements maturing in more than seven days;

      (b) Invest more than 25% of the market value of its total assets (at the time of the investment) in foreign securities which are not publicly traded in the United States;

      (c) Mortgage, pledge or hypothecate in excess of 10% of its net assets (taken at market value); or

      (d) Invest in investment companies, except in accordance with the restrictions imposed by the 1940 Act.

   If a percentage restriction is not violated at the time of investment or borrowing, a change in the value of the Fund's net assets or in the outstanding securities of an issuer will not result in a violation of the restriction.


   Interim Fund and Municipal Bond Fund only:


      (1) The Fund will not make any investment inconsistent with the Fund's classification as a diversified company under the 1940 Act. This restriction does not apply to any Fund classified as a non-diversified company under the 1940 Act;

      (2) The Fund may not borrow money, except that, for temporary purposes:
   (a) the Fund may borrow from banks (as defined in the 1940 Act) or through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), taken at market value at the time of borrowing; (b) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets (including the amount borrowed), taken at market value at the time of the borrowing; and (c) the Fund may obtain such short-term credits as may be necessary for clearance of purchases and sales of portfolio securities;

      (3) The Fund may not lend any security or make any other loan, except through (a) the purchase of debt obligations in accordance with the Fund's investment objective or objectives and policies; (b) repurchase agreements with banks, brokers, dealers, and other financial institutions; and (c) loans of securities as permitted by applicable law;

      (4) The Fund may not underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities;

      (5) The Fund will not purchase real estate or any interest therein, except through the purchase of corporate or certain government securities (including securities secured by a mortgage or a leasehold interest or other interest in real estate). A security issued by a real estate or mortgage investment trust is not treated as an interest in real estate;


      (6) The Fund may not purchase or sell commodities or commodity contracts, except that a Fund may enter into (a) futures, options and options on futures, (b) forward contracts and (c) other financial transactions not requiring the delivery of physical commodities;


      (7) The Fund will not invest 25% or more of its total assets (taken at market value at the time of each investment) in the securities of issuers primarily engaged in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities);

      [For Municipal Bond Fund only] The Municipal Bond Fund may not invest in securities other than municipal securities, except that it may make temporary investments (up to 20% of its total assets under normal circumstances) in certain short-term taxable securities issued by or on behalf of municipal or corporate issuers, obligations of the United States Government and its agencies or instrumentalities, commercial paper, bank certificates of deposit, and any such items subject to short-term repurchase agreements;

      (8) The Fund will not issue senior securities except to the extent the activities permitted by its fundamental investment restrictions on borrowing and lending may be deemed to give rise to a senior security.

   For purposes of restriction number 7 above, Interim Fund and Municipal Bond Fund may invest 25% or more of the value of its total assets in money market instruments, including certificates of deposit, commercial paper, treasury bills or banker's acceptances of U.S. commercial banks when higher than normal redemptions are expected or it is anticipated that interest rates will increase in the future. In addition, Municipal Bond Fund may invest 25% or more of the value of its total assets in such investments in order to take a temporary defensive position in response to adverse market, economic, political or other conditions.

   The Interim Fund and Municipal Bond Fund have also adopted the following investment restriction which, while there is no present intention to do so, may be changed without approval of the shareowners. Under this restriction each Fund may not:


      (a) Invest in investment companies, except in accordance with the restrictions imposed by the 1940 Act.

   If a percentage restriction is not violated at the time of investment or borrowing, a change in the value of the Fund's net assets or in the outstanding securities of an issuer will not result in a violation of the restriction.

   The preceding investment restrictions have been adopted by Interim Fund and Municipal Bond Fund and may not be changed as to a Fund without the consent of the shareowners holding a majority of the Fund's shares. A majority of the shares, as used in this Statement of Additional Information, means the vote of
(i) 67% or more of the shares present and entitled to vote at a meeting, if the owners of more than 50% of the shares are present or represented by proxy, or
(ii) more than 50% of the shares, whichever is less.




                     PORTFOLIO HOLDINGS DISCLOSURE POLICY



   The Board of Trustees has adopted a policy with respect to the disclosure of portfolio holdings. Except as provided in that policy, no listing of the portfolio holdings or discussion of one or more portfolio holdings of any series of the Trust shall be provided to any person, including any shareholder of the Trust.



   A complete list of the portfolio holdings of each Fund as of the close of each calendar quarter will be made publicly available on the 60th day of the following calendar quarter, or the next business day if the 60th day is not a business day. In addition, the policy allows the release of nonpublic portfolio holdings information to selected parties if (i) based on a determination by the president, the treasurer, the chief compliance officer, a senior vice president or a vice president of the Trust, that disclosure of portfolio holdings information in the manner and at the time proposed is consistent with a legitimate business purpose of the Trust, and (ii) the recipient agrees in writing that it is subject to a duty of confidentiality with respect to that information. No person or entity shall accept any compensation or consideration of any kind (including any agreement to maintain assets in any Fund or enter into or maintain any other relationship with the Manager or Management Corp.) in connection with the release of information relating to a Fund's portfolio holdings.



   Exceptions to the policy are reported to the Board of Trustees by the chief compliance officer no later than at the next regularly scheduled board meeting.


                             PROXY VOTING POLICIES

   The Trust has adopted the Manager's Proxy Voting Policies and Procedures as the Proxy Voting Policies and Procedures for the Trust in accordance with applicable rules under the 1940 Act.

   The Manager adopted and implemented its proxy voting policies and procedures to reasonably ensure that proxies are voted in the best interests of its clients, including the Funds, in accordance with Manager's fiduciary duties and in accordance with applicable rules under the Investment Adviser Act of 1940. The Manager's proxy voting policies and procedures set forth its general voting philosophies, including its procedures for addressing any conflicts of interest that may arise.

   The Manager votes proxies on behalf of the Trust with the intention of promoting the greatest long-term shareholder value consistent with governing laws and the investment policies of the Trust. Each proxy vote is cast by the Manager on a case-by-case basis. On most items the Manager votes with management. These generally include routine items related to the operation of the company and not expected to have a significant economic impact on the company and/or its shareholders. The Manager also generally supports proposals that foster good corporate governance. On some items, the Manager generally votes against management, including certain proposals that limit shareholders' rights. For non-routine proposals that are more likely to affect the structure and operation of the company and to have a greater impact on value of the investment, the Manager carefully reviews and analyzes the issue on a case-by-case basis.

   The Manager is not aware of any conflicts of interest between the Manager and the Trust with respect to proxy voting. However, occasions may arise where a person involved in the proxy voting process may have a personal conflict of interest. Any individual who becomes aware of a conflict of interest between the Manager and the Trust or with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular referral item shall disclose that conflict to the portfolio manager and otherwise remove himself or herself from the proxy voting process. If the portfolio manager has a personal conflict, or if conflicts of interest exist between the Manager and the Trust, such as possible benefits to State Farm insurance companies depending on a proxy voting decision, the Manager would refer the voting decision to its Investment Council, consisting of the Manager's chief executive officer, chief operating officer and chief financial officer. The Investment Council would then consider all relevant factors in determining how to vote in the best interests of the Trust or whether to retain an independent consultant to make the voting decision. The intention in all cases is to best represent the interests of the Trust.

   The Manager's proxy voting policies and procedures are not exhaustive and do not include all potential voting issues. In special cases, the Manager may seek guidance from advisers on how a particular proxy proposal will impact the financial prospects of a company and vote accordingly.


   The Manager's proxy voting policies and procedures are available to shareowners upon request. In August 2004, a record of proxy votes was filed with the SEC and is available to the public for at least two years. This information is available without charge upon request at 1-800-447-4930 and on the SEC's website at http://www.sec.gov.


                    PURCHASE AND REDEMPTION OF FUND SHARES


   Purchases and redemptions of Fund shares are discussed fully in the prospectus under the headings "How to Buy Fund Shares" and "How to Redeem Fund Shares." Determination of net asset value is set forth in the prospectus under the heading "How to Buy Fund Shares--Share Price."



   Share purchase and redemption orders will be priced at a Fund's net asset value ("NAV") next computed after the purchase or redemption instructions are received in good order by the Fund's transfer agent. The NAV of each of the Funds is determined as of the time of the close of regular session trading on the New York Stock Exchange ("NYSE"), (currently at 4:00 p.m., Eastern Standard
Time) on each day when the NYSE is open. The NYSE is scheduled to be open Monday through Friday throughout the year, except for certain federal and other holidays. Shares of the funds will not be priced on days when the NYSE is closed. The NAV per share of each Fund is computed by dividing the difference between the value of the Fund's assets and liabilities by the number of shares outstanding. Interest earned on portfolio securities and expenses, including fees payable to the Manager, are accrued daily.



   Computation of NAV (and the sale and redemption of fund shares) may be suspended or postponed during any period when (a) trading on the NYSE is restricted, as determined by the Securities and Exchange Commission ("SEC"), or the NYSE is closed for other than customary weekend and holiday closings, (b) the SEC has by order permitted such suspension, (c) an emergency, as determined by the SEC, exists making disposal of portfolio securities or valuation of the net assets of the funds not reasonably practicable, or (d) the SEC has by order permitted such suspension for the protection of shareowners of the Fund.



   Equity securities (including common stocks, preferred stocks, convertible securities and warrants) and call options written on all portfolio securities, listed or traded on a national exchange are valued at their last sale price on that exchange prior to the time when assets are valued. In the absence of any exchange sales on that day, such securities are valued at the last sale price on the exchange on which it is traded. Securities traded only on over-the-counter markets generally are valued at the closing bid price. Equities traded on the NASDAQ (National Association of Securities Dealers Automated Quotations) are valued at the Nasdaq Official Closing Price ("NOCP"), as determined by NASDAQ, or lacking a NOCP, the last current reported sales prices as of the time of valuation of Nasdaq, or lacking any current reported sales on NASDAQ at the time of valuation, at the most recent bid quotation on NASDAQ.



   Debt securities traded on a national exchange are valued at their last sale price on that exchange prior to the time when assets are valued, or, lacking any sales, at the last reported bid price. Debt securities other than money market instruments traded in the over-the-counter market are valued at the last reported bid price or at yield equivalent as obtained from one or more dealers that make markets in the securities. If the market quotations described above are not available, debt securities, other than short-term debt securities, may be valued at a fair value as determined by one or more independent pricing services (each, a "Service"). A Service may use available market quotations and employ electronic data processing techniques and/or a matrix system to determine valuations.



   Money market instruments held with a remaining maturity of 60 days or less (other than U.S. Treasury bills) are generally valued on an amortized cost basis. Under the amortized cost basis method of valuation, the security is initially valued at its purchase price (or in the case of securities purchased with more than 60 days remaining to maturity, the market value on the 61st day prior to maturity), and thereafter by amortizing any premium or discount uniformly to maturity. If for any reason amortized cost method of valuation does not appear to fairly reflect the fair value of any security, a fair value will be determined in good faith by or under the direction of the Board of Trustees as in the case of securities having a maturity of more than 60 days.



   Securities that are primarily traded on foreign securities exchanges are generally valued at the last sale price on the exchange where they are primarily traded. All foreign securities traded on the over-the-counter market are valued at the last sale quote, if market quotes are available, or the last reported bid price if there is no active trading in a particular security on a given day. Quotations of foreign securities in foreign currencies are converted at current exchange rates to their U.S. Dollar equivalent in order to determine their current value. Because foreign securities (other than American Depository Receipts) are valued as of the close of trading on various exchanges and over-the-counter markets throughout the world, the NAV of Funds investing in foreign securities generally includes values of foreign securities that were effectively determined several hours or more before the time NAV is calculated. In addition, trading in the foreign securities of a Fund's portfolio may take place in various foreign markets at certain times and on certain days (such as Saturday) when the NYSE is not open for business and the Funds do not calculate their NAVs. Conversely, trading in a Fund's foreign securities may not occur at times and on days when the NYSE is open.



   The Funds monitor for significant events in foreign markets. A Fund may price a non-U.S. security it holds at a fair value determined according to procedures adopted by the board of the Trust if it appears that the value of the security has been materially affected by events occurring between the close of the primary market or exchange on which the security is traded and the time for computing NAV.



   Securities for which market quotations described above are not available, or for which the procedures described above do not produce a fair value, are valued at a fair value as determined in good faith in accordance with procedures approved by the Board of Trustees of the Trust. The effect of this will be that NAV will not be based on the last quoted price on the security, but on a price which the Board of Trustees or its delegate believes will reflect the current and true price of the security.




                    INVESTMENT ADVISORY AND OTHER SERVICES


   The Trust has entered into an Investment Advisory and Management Services Agreement and a Transfer Agent Agreement with the Manager. The Trust also has entered into a Distribution Agreement with Management

Corp., an affiliate of the Manager. The Investment Advisory and Management Services Agreement and the Distribution Agreement may be continued beyond their current terms only so long as such continuance is specifically approved at least annually by the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Trust and, in either case, by vote of a majority of the Trustees who are not interested persons of any party to such agreement, except in their capacity as Trustees of the Trust, cast in person at a meeting called for the purpose of voting on such approval.

   In considering the approval of the Investment Advisory and Management Services Agreement, the Board considered multiple factors based upon information that the Board received from the Manager and reports from Lipper, Inc. relating to each Fund's performance and expenses of a peer group and universe. First, the Board of Trustees considered the nature and quality of the advisory services provided by the Manager to the Funds. In that regard, the Board considered how each Fund is performing relative to specified indices and relative to other funds with similar investment objectives, including funds with similar objectives offered by major insurance companies. The Board also examined the Manager's responsiveness and high level of integrity. The Board then considered the profitability of the Investment Advisory and Management Services Agreement to the Manager, including the low fees the Manager charges the Funds and the Funds' low overall expense ratios. The Board of Trustees also considered the level of advisory fees charged by the Manager to the Trust compared to what other investment advisers charge other similar investment companies and concluded that the level of fees was appropriate. The Board further examined that the Fund's shareholders have benefitted from economies of scale as the Funds have grown larger.

   Relying on the factors discussed above, the Board of Trustees of the Trust unanimously approved the Investment Advisory and Management Services Agreement at a Board meeting held in March 2001 and approved its continuation at a Board meeting held on June 18, 2004.

   The Investment Advisory and Management Services Agreement and the Distribution Agreement may be terminated upon 60 days' written notice by any of the parties to the agreement, or by a majority vote of the outstanding shares, and will terminate automatically upon its assignment by any party. There is a Service Agreement among the Trust, the Manager and Auto Company, and a Service Agreement among the Trust, Management Corp., and Auto Company.


   Since its inception in 1967, the Manager's sole business has been to act as investment adviser, transfer agent and dividend disbursing agent for the State Farm Mutual Funds. The Manager was the Distributor for the Funds from 1967-2000. In March of 2001, Management Corp. was appointed as the Distributor of the Trust. The Manager and Management Corp. are wholly-owned by Auto Company, which is an Illinois mutual insurance company. The Manager, Management Corp., and Auto Company are located in Bloomington, IL.



                              PORTFOLIO MANAGERS



   The information provided below is as of November 30, 2004, the Funds' most recently completed fiscal year.



Other Accounts Managed



   Paul Eckley, a portfolio manager for the Growth and Balanced Fund, manages other investment accounts and portfolios. The number of other accounts and their total assets, segregated by category, managed by Mr. Eckley include the following:



  .  Other Registered Investment Companies: 2 accounts, $335.7 million in assets



  .  Other Pooled Investment Vehicles: 0 accounts



  .  Other Accounts: 12 accounts, $42.0 billion in assets

   John Concklin, a portfolio manager for the Growth and Balanced Fund, manages other investment accounts and portfolios. The number of other accounts and their total assets, segregated by category, managed by Mr. Concklin include the following:



  .  Other Registered Investment Companies: 2 accounts, $335.7 million in assets



  .  Other Pooled Investment Vehicles: 0 accounts



  .  Other Accounts: 12 accounts, $42.0 billion in assets



   Donald Heltner, a portfolio manager for the Balanced, Interim and Municipal Bond Fund, manages other investment accounts and portfolios. The number of other accounts and their total assets, segregated by category, managed by Mr. Heltner include the following:



  .  Other Registered Investment Companies: 8 accounts, $785.3 million in assets



  .  Other Pooled Investment Vehicles: 0 accounts



  .  Other Accounts: 20 accounts, $85.1 billion in assets



   Duncan Funk, a portfolio manager for the Growth, Balanced, and Interim Fund, manages other investment accounts and portfolios. The number of other accounts and their total assets, segregated by category, managed by Mr. Funk include the following:



  .  Other Registered Investment Companies: 7 accounts, $686.6 million in assets



  .  Other Pooled Investment Vehicles: 0 accounts



  .  Other Accounts: 22 accounts, $65.0 billion in assets



   Robert Reardon, a portfolio manager for the Municipal Bond Fund, manages other investment accounts and portfolios. The number of other accounts and their total assets, segregated by category, managed by Mr. Reardon include the following:



  .  Other Registered Investment Companies: 1 account, $98.8 million in assets



  .  Other Pooled Investment Vehicles: 0 accounts



  .  Other Accounts: 22 accounts, $20.6 billion in assets



   No advisory fee is paid based on performance for any of the accounts listed above. The Funds believe that there are no material conflicts of interest that may arise in connection with the portfolio managers' management of the Fund's portfolio and the portfolios of the other accounts listed above for which the individual serves as portfolio manager.



Compensation





   Portfolio manager compensation is based upon the overall job performance in managing the investment accounts for State Farm Mutual Automobile Insurance Company and its affiliates, as well as the Funds. A portfolio manager's compensation package is comprised of base salary, incentive compensation, and other benefits. The base salary is fixed and is competitive with industry standards. Portfolio managers may elect to defer a portion of their fixed salary.



   Incentive compensation is discretionary and is determined annually by reference to several objective factors, as well as investment results. The factors considered to determine incentive compensation for equity portfolio managers include adherence to investment philosophy; development of dividend income; tax efficiency; risk management; long term returns; and departmental oversight. The portfolio manager's performance in comparison to those factors is considered by members of State Farm Mutual Automobile Insurance Company's executive management. The evaluation is subjective in nature, from a perspective to reward long-term, rather than short-term performance, and does not rely on industry benchmarks or standards.

   Incentive compensation for fixed income portfolio managers is determined by a combination of the 1) individual manager's portfolio management results and
2) portfolio management results of the other fixed income portfolio managers. For example, Mr. Funk's incentive compensation is based, in part, upon his portfolio management results and, in part, upon Mr. Reardon's portfolio management results. Like equities, fixed income portfolio management incentive compensation is determined annually by reference to various objective factors and investment results.



   The factors considered to determine incentive compensation for fixed income portfolio managers include purchase spread or purchase yield; long term returns; maintenance of credit quality and structure; and departmental oversight. These factors are evaluated using specific benchmarks, standards and formulas to determine incentive compensation. The benchmarks and standards used to determine incentive compensation vary according to the specific responsibilities of the portfolio manager.



   The benchmarks and standards used to evaluate the objective factors as they relate to taxable fixed income securities include the Five-year Lehman Brothers Government/Credit Index Duration Adjusted; Five-year Lehman Brothers A Rated Credit Index Duration Adjusted; Five-year Russell/Mellon Total Billion Dollar Fund Universe; Five-year Lipper Short Intermediate Investment Grade Debt Funds; Four-year Lipper Intermediate Investment Grade Debt Funds; Five-year Lipper Short U.S. Treasury Funds; and broker supplied, Moody's and Standard and Poor's rating/maturity/yield matrix. The benchmarks and standards used to evaluate the objective factors as they relate to tax advantaged fixed income securities include a Five-year Custom Lehman Brothers Municipal Bond Index Duration Adjusted; Four-year Lipper General Municipal Debt Funds; Five-year Lipper Intermediate Municipal Debt Funds; Five-year Royal Bank of Canada Canadian Bond Index; Four-year Custom Lehman Brothers Municipal Bond Index; and Municipal Market Data Municipal Bond Yield Scales.



   The formula used to determine the investment return performance involves a four or five-year moving average of returns, except for money market funds, which is one year. A longer time period is preferred to reward long-term performance rather than rewarding (or punishing) short-term fluctuation.



   In addition to the compensation described above, both equity and fixed income portfolio managers may receive other benefits based primarily on their management level and/or total compensation, and not their performance as portfolio managers. These benefits include participation in a supplemental incentive plan; supplemental retirement plans; annual comprehensive health evaluations; and financial planning services.



   The portfolio managers, if eligible, may receive supplemental incentive plan payments. These payments are discretionary in nature and are a function of the overall performance of State Farm as an enterprise. The payments under the plan are a function of the 1) organizational performance of State Farm Mutual Automobile Insurance Company and its affiliated entities for certain criteria over a rolling three-year period and 2) the number of units allocated to the individual for each of the three-year performance cycles. Under the plan, payments are determined by considering criteria such as retention of insurance business, financial stability, financial services growth, expense reduction, personnel development, and compliance. Supplemental incentive plan payments are calculated using an internal formula.



   The portfolio managers may also be eligible for the supplemental retirement plans that are offered to highly compensated employees. One of the plans allows employees to defer a portion of compensation into a later year(s). The other plan provides retirement benefits in excess of the benefits that can be provided under the State Farm qualified retirement plan (due to limitations on the amount of compensation or the type of service that may be counted). Benefits for this plan are calculated using the qualified plan's formula, average annual compensation, and years of service.



   Eligibility for financial planning services and comprehensive health evaluations is based upon an individual's management level. The benefits provided under these programs are uniform and apply equally to all eligible participants.

Ownership of Securities



   The portfolio managers' ownership of Fund securities is as follows:



                 Paul Eckley... $[to be included by amendment]
                 John Concklin. $[to be included by amendment]
                 Donald Heltner $[to be included by amendment]
                 Duncan Funk... $[to be included by amendment]
                 Robert Reardon $[to be included by amendment]



   This information is current as of November 30, 2004, the end of the Funds' most recent fiscal year.


                         MANAGEMENT SERVICES AGREEMENT

   Pursuant to the Investment Advisory and Management Services Agreement, the
Manager: (1) acts as each Fund's investment adviser; (2) manages each Fund's investments; (3) administers each Fund's business affairs; (4) provides clerical personnel, suitable office space, necessary facilities and equipment and administrative services; and (5) permits its officers and employees to serve as trustees, officers and agents of the Trust, without compensation from the Trust, if duly elected or appointed.

   The agreement requires the Trust to pay: (1) the fees and expenses of independent auditors, legal counsel, the custodian, the transfer agent, the registrar, the dividend disbursing agent and Trustees who are not affiliated with the Manager; and (2) the cost of preparing and distributing reports, notices and proxy materials to shareowners, brokerage commissions, interest, taxes, federal and state securities registration fees and membership dues in the Investment Company Institute or any similar organization. The Manager is required to pay all other Fund expenses.

   As compensation for the services and facilities furnished, each Fund pays a management fee (computed on a daily basis and paid quarterly) at the annual rates shown below:

   Growth Fund and Balanced Fund:

                    Average Daily Net Assets     RATE OF FEE
                    ------------------------     -----------
                    First $100 million..........    0.20%
                    $100 million to $200 million    0.15%
                    In excess of $200 million...    0.10%

   Interim Fund and Municipal Bond Fund:

                    Average Daily Net Assets    RATE OF FEE
                    ------------------------    -----------
                    First $50 million..........    0.20%
                    $50 million to $100 million    0.15%
                    In excess of $100 million..    0.10%

   The management fee will be reduced, or the Manager will reimburse a Fund, by any amount necessary to prevent a Fund's total expenses (excluding taxes, interest, extraordinary litigation expenses, brokerage commissions and other portfolio transaction costs) from exceeding 0.40% of the average net assets of the Fund on an annual basis.


   [2004 data to be included by amendment] For the fiscal years ended November
30, 2004, 2003, and 2002, the Manager earned $[      ], $2,416,468, and
$2,501,848, respectively, for its services as investment adviser to the Growth
Fund. For its services to the Balanced Fund, the Manager earned $[      ],
$1,004,052, and $996,056, respectively; for its services to the Interim Fund,
the Manager earned $[      ], $329,103, and

$267,254, respectively; and for its services to the Municipal Bond Fund, the
Manager earned $[      ], $511,883, and $480,253, respectively. Neither the
Manager nor any affiliated company receives any brokerage commissions from any Fund as such business is transacted with non-affiliated broker-dealers.


   Some affiliated companies of the Manager (including Auto Company) and the other State Farm funds managed by the Manager carry on extensive investment programs. Securities considered as investments for a Fund may also be appropriate for the accounts of one or more of such companies or funds. Although investment decisions for a particular Fund are made independently from those for such other companies, securities of the same issuer may be acquired, held or disposed of by the Fund and one or more of such other companies or funds at or about the same time, if consistent with the investment objectives and policies of the respective parties. When both the Fund and one or more of such other companies or funds are concurrently engaged in the purchase or sale of the same securities, the transactions are allocated as to amount and price in accordance with trade allocation procedures adopted by the Manager. In some cases these procedures may affect the price or amount of the securities as far as each party is concerned. It is the opinion of the Board of Trustees of the Trust, however, that the benefits available to a Fund outweigh any possible disadvantages that may arise from such concurrent transactions.

   The obligation of performance under the management agreement between the Manager and the Trust is solely that of the Manager, for which the Auto Company assumes no responsibility.

                              SERVICE AGREEMENTS


   Under the Service Agreements, the Auto Company makes available to the Manager and Management Corp. the services, on a part-time basis, of employees of the Auto Company engaged in its investment operations, and also certain other personnel, services and facilities to enable the Manager and Management Corp. to perform their obligations to the Trust. The Manager and Management Corp. reimburse the Auto Company for such costs, direct and indirect, as are fairly attributable to the services performed and the facilities provided by the Auto Company under the Service Agreements. Accordingly, the Funds make no payment to the Auto Company under the Service Agreement.


                            DISTRIBUTION AGREEMENT

   Pursuant to a Distribution Agreement between the Trust and Management Corp., Management Corp.: (1) is the distributor of the Funds' shares; (2) acts as agent of the Trust in the continuous sale of its shares; (3) prepares and distributes literature relating to the Trust and its investment performance;
(4) distributes and pays for the printing of the Trust's Prospectus provided to prospective shareowners; and (5) circulates advertising and public relations materials. These services are performed by Management Corp. at no charge to the Trust.

                           TRANSFER AGENT AGREEMENT

   The Transfer Agent Agreement between the Trust and the Manager appoints the Manager as the Trust's transfer agent and dividend disbursing agent. Under the terms of the agreement, the Manager: (1) maintains all shareowner account records; (2) prepares and mails transaction confirmations, annual records of investments and tax information statements; (3) effects transfers of Fund shares; (4) arranges for the cancellation of stock certificates; (5) prepares annual shareowner meeting lists; (6) prepares, mails and tabulates proxies; (7) mails shareowner reports; and (8) disburses dividend and capital gains distributions. These services are performed by the Manager at no charge to the Trust.

                            PORTFOLIO TRANSACTIONS


   Each Fund's portfolio purchases and sales are placed by the Manager with securities brokers and dealers that the Manager believes will provide the best values to the Fund in transaction and information services. In evaluating the quality of transaction services, the dominant consideration is a broker-dealer's skill in executing transactions, of which the major determinant is the best price to the Fund (highest net proceeds of sale or lowest overall cost of purchase) rather than the lowest commission or transaction charge considered in isolation. Many of a Fund's transactions may be fairly large, and may require special attention and careful timing and handling to minimize the impact of the transactions upon market prices. The willingness of a broker-dealer to devise a trading tactic for the transaction in consultation with the Manager, to expend time and effort, to overcome difficulties and to assume risks, are characteristics of high quality execution. A broker-dealer's knowledge of particular companies, industries, regions and markets is important in the skillful trading of many securities. The Manager believes that the net prices obtainable in skillful executions by broker-dealers justify the payment of higher transaction costs than those charged by others. Other considerations are the breadth of the broker-dealer's financially-related services that are useful to the Fund, the reliability of its clearing, settlement and operational services, and its reputation and financial condition. Selection of a broker-dealer for a particular transaction requires a largely qualitative judgment by the Manager, including retrospective evaluation of the quality of execution of past transactions by the broker-dealers under consideration.



   A wide variety of useful investment research and analysis, economic, financial and statistical data, and other information, are available from many brokers. The Manager gives recognition to the value of such information in placing a Fund's portfolio transactions, and may cause that Fund to pay to broker commissions that are higher than those obtainable from other brokers. Research services provided by brokers through which a Fund effects securities transactions may be used by the Manager in servicing all of its accounts, and not all of these research services may be used by the Manager in connection with the Fund that effected the securities transaction through the broker. When specific recommendations or information provided by a broker result in securities transactions by a Fund, the Manager places the transactions through that broker if the Manager believes that the broker can provide good execution.



   The Manager also uses electronic communication networks (ECNs) to purchase and sell portfolio securities for the Funds. The Manager uses ECNs to trade portfolio securities when it believes that doing so will result in the best net price for a Fund.


   The Manager and the Auto Company perform extensive investment research, which is used in making investment decisions for the Funds and for other State Farm companies. The availability of additional information from a diversity of sources, some of which have in-depth knowledge of specialized subjects, and have proven insight and acumen in economic, financial, political and investment matters, may tend to reduce the Manager's costs by some indeterminable amount, but more importantly is believed to provide a quantity and range of information greater than could be generated solely within a single advisory organization, even for a larger advisory fee. Each Fund benefits from information obtained for the other Funds' transactions and for the transactions of other State Farm companies. Adequate compensation of broker-dealers for their transaction and information services is considered important to assure good execution of transactions and the continuing receipt of information in the future.

   When a Fund purchases or sells a security over-the-counter, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where, in the opinion of the Manager, better price or execution can be achieved through the use of a broker.


   [2004 data to be included by amendment] During the fiscal years ended November 30, 2004, 2003 and 2002, brokerage commissions paid by the Growth Fund
totaled $[      ], $92,399, $453,812, respectively, and for the Balanced Fund,
brokerage commissions totaled $[      ], $39,953, $75,047, respectively, in
each case paid to brokers that provided research and other information to the Funds. During those same periods, neither the Interim Fund nor Municipal Bond Fund paid any brokerage commissions.

                         ADDITIONAL TAX CONSIDERATIONS



   The Trust intends for each Fund to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the "Code"). A 4% excise tax is imposed on the excess of the required distribution for a calendar year over the distributed amount for such calendar year. Generally, the required distribution is the sum of 98% of a Fund's net investment income for the calendar year plus 98% of its capital gain net income for the one year period ending November 30. Each Fund intends to declare or distribute dividends during the calendar year in an amount sufficient to prevent imposition of the 4% excise tax.



   A portion of each of the Growth Fund's and Balanced Fund's ordinary dividends may be eligible for the 70% corporate dividends received deduction. Furthermore, a portion of each of the Growth Fund's and Balanced Fund's ordinary dividends may constitute qualified dividends which, for individual investors who meet a minimum holding period, are taxed at long-term capital gain rates.



   Because distributions reduce net asset value, if you purchase shares of a Fund shortly before a record date for such a distribution you will, in effect, receive a return of a portion of your investment although the distribution will be taxable to you. This is true even if the net asset value of your shares was reduced below your cost. However, for federal income tax purposes your original cost, increased by any distributions reinvested in additional Fund shares, would continue as your tax basis. Any loss recognized on the disposition of Fund shares that have been held by the shareowner for six months or less will be treated as long-term capital loss to the extent of the amount the shareowner received as a long-term capital gain distribution with respect to those Fund shares.



   Distributions of long-term capital gains are generally taxable to shareowners as long-term capital gains, whether received in cash or additional shares and regardless of the period of time the shares have been held. Dividends and capital gains may be taxed to shareowners at different rates. Also, the distinction between ordinary income or loss and capital gain or loss is important for certain tax purposes, such as a taxpayer's ability to offset losses against income.



   Under the Code, interest on indebtedness incurred or continued to purchase or carry Municipal Bond Fund shares is not deductible for federal income tax purposes. Even though borrowed funds are not directly traceable to the purchase of shares, the IRS may determine, depending on circumstances, that the indebtedness is incurred for such a purpose. Because of tax implications, persons who are "substantial users" (or persons related thereto) of facilities financed by industrial development bonds should consult their tax advisors before purchasing shares of Municipal Bond Fund. Any loss recognized on the disposition of Municipal Bond Fund shares held by the shareowner for six months or less will be disallowed to the extent of the amount the shareowner received as an exempt interest dividend with respect to those Municipal Bond Fund shares.



   Pursuant to the Tax Reform Act of 1986, interest on certain municipal obligations that are "private activity bonds" are subject to federal income taxation for those investors subject to the alternative minimum tax. Municipal Bond Fund does not currently intend to purchase municipal obligations whose interest is a tax preference item for purposes of the alternative minimum tax, although from time to time it may invest excess cash in short-term investments that generate a deminimis amount of private activity bond interest.



   [2004 data to be included by amendment] For its fiscal year ending November
30, 2004, the Growth Fund has a capital loss carry-forward of $[      ] and
[      ] capital gains will expire during the fiscal year ending November 30,
2005. For its fiscal year ending November 30, 2004, the Balanced Fund has a
capital loss carry-forward of $[      ] and [      ] capital gains will expire
during the fiscal year ending November 30, 2005. For its fiscal year ending November 30, 2004, the Interim Fund has a capital loss carry-forward of
$[      ] and [      ] capital gains will expire during the fiscal year ending
November 30, 2005.

                            MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES

   The Trust has a Board of Trustees, the members of which are elected by the shareowners. The Trustees are responsible for the overall management of the Trust and their duties include reviewing the results of each of the Funds, monitoring investment activities and techniques, and receiving and acting upon future plans for the Trust.

   The Trust is not required to hold annual meetings of shareowners and does not intend to do so. Delaware law permits shareowners to remove Trustees under certain circumstances and requires the Trust to assist in shareowner communications.


   There are two standing committees of the Board of Trustees--the Executive Committee and the Committee of Independent Trustees. The members of the Executive Committee are Edward B. Rust, Jr., Michael L. Tipsord and James A. Shirk (since 3/14/2003). The Executive Committee acts on behalf of the entire Board of Trustees during intervals between meetings of the Board of Trustees. Actions of the Executive Committee must be consistent with the Trust's Declaration of Trust. During calendar year 2004, the Executive Committee did not meet.



   The Committee of Independent Trustees includes as its members each Trustee of the Trust who is not an "interested person" of the Trust (as such term is defined in the 1940 Act) (an "Independent Trustee"). The Committee of Independent Trustees operates pursuant to a separate charter and is responsible for overseeing the Trust's accounting and financial reporting practices, reviewing the results of the annual audits of the Trust's financial statements and interacting with the Trust's independent auditors on behalf of the full Board of Trustees. Moreover, the Committee of Independent Trustees is responsible for overseeing the effective functioning of the Board of Trustees, nominating candidates for election as Independent Trustees, reviewing the investment management and distribution arrangements of the Trust and making recommendations to the full Board of Trustees regarding entering into or the continuation of such agreements. The Committee of Independent Trustees also considers Independent Trustee candidates recommended by shareholders. A shareholder may nominate a candidate for election to the Trust's Board of Trustees by submitting a written recommendation, bearing the shareholder's original signature. The recommendation must be submitted to the Committee of Independent Trustees in care of the Secretary of the Trust, at the following address: Three State Farm Plaza, Bloomington, IL 61791-0001.



   The shareholder recommendation must include: (i) the class or series and number of all shares of each series of the Trust owned beneficially or of record by the nominating shareholder at the time the recommendation is submitted and the account number(s) in which such shares are held; (ii) a full listing of the proposed candidate's education, experience (including knowledge of the investment company industry, experience as a director or senior officer of public or private companies, and directorships on other boards of other public companies, identifying any other registered investment companies), current employment, date of birth, business and residence addresses, and the names and addresses of at least three professional references; (iii) information as to whether the candidate is or may be an "interested person" (as such term is defined in the Investment Company Act of 1940, as amended) of the Trust, an investment adviser to the Trust or an interested person of the Trust's distributor. If the candidate is believed not to be an "interested person," the shareholder should include information regarding the candidate that will be sufficient for the Trust to make that determination; (iv) the written and signed consent of the candidate to be named as a nominee and to serve as a trustee of the Trust, if elected; (v) a description of all arrangements or understandings between the nominating shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the shareholder recommendation is being made, and if none, a statement to that effect; (vi) the class or series and number of all shares of each Fund owned of record or beneficially by the candidate, as reported by the candidate; and (vii) such other information that would be helpful to the Committee in evaluating the candidate.



   The Committee of Independent Trustees may require the nominating shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information provided in the written recommendation or to determine the qualifications and eligibility of the candidate proposed by the nominating shareholder to serve as a trustee of the Trust. If the nominating shareholder fails to provide such other information in writing within seven days of receipt of a written request from the Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and the Committee will not be required to consider such candidate.



   During calendar year 2004, the Committee of Independent Trustees held four meetings.



TRUSTEES AND OFFICERS [2004 data to be included by amendment]



   The Trustees and officers of the Funds, their ages at December 31, 2004, their principal occupations for the last five years and their affiliations, if any, with the Manager and Management Corp., are listed below. The information is provided first for the Independent Trustees, and next for Trustees who are interested persons of the Trust and for Officers.


  Biographical Information about Non-Interested Trustees of State Farm Associates' Funds Trust


                                                                                                 Number of
                                                                                                 Portfolios
                                                                                                  in Fund
                            Position   Length of Time                                             Complex        Other
                            Held with    Served and             Principal Occupation(s)           Overseen   Directorships
  Name, Address, and Age      Fund     Term of Office           During the Past 5 Years          by Trustee Held by Trustee
  ----------------------    --------- ---------------- ----------------------------------------- ---------- ---------------
Thomas M. Mengler            Trustee  Began service in DEAN and PROFESSOR OF LAW--                   25     TRUSTEE--State
1000 LaSalle Ave.                     1998 to the      University of St. Thomas School of Law               Farm Variable
Minneapolis, MN 55403                 predecessor of   (since 6/2002); DEAN--University of                  Product Trust,
Age 50                                the Trust and    Illinois College of Law (8/1993--                    State Farm
                                      serves until     6/2002).                                             Mutual Fund
                                      successor is                                                          Trust.
                                      elected or
                                      appointed.
James A. Shirk               Trustee  Began service in DIRECTOR and PRESIDENT--Beer                  25     TRUSTEE--State
103 North Robinson                    1987 to the      Nuts, Inc. (manufacturer of snack foods).            Farm Variable
Bloomington, Illinois 61701           predecessor of                                                        Product Trust,
Age 59                                the Trust and                                                         State Farm
                                      serves until                                                          Mutual Fund
                                      successor is                                                          Trust.
                                      elected or
                                      appointed.
Victor J. Boschini           Trustee  Began service in CHANCELLOR (since 2003)--Texas                25     TRUSTEE--State
Office of the Chancellor              2001 and serves  Christian University; PRESIDENT                      Farm Variable
Box # 297080                          until successor  (1999--2003) and VICE PRESIDENT                      Product Trust,
Fort Worth, TX 76129                  is elected or    (1997--1999)--Illinois State University.             State Farm
Age 47                                appointed.                                                            Mutual Fund
                                                                                                            Trust.
David L. Vance               Trustee  Began service in PRESIDENT (since 2000)--Caterpillar           25     TRUSTEE--State
100 N.E. Adams St.                    2001 and serves  University; CHIEF ECONOMIST AND                      Farm Variable
Peoria, Illinois 61629                until successor  MANAGER of the Business Intelligence                 Product Trust,
Age 51                                is elected or    Group,--Caterpillar, Inc.                            State Farm
                                      appointed.                                                            Mutual Fund
                                                                                                            Trust.
Donald A. Altorfer           Trustee  Began service in CHAIRMAN--Altorfer, Inc. (dealer in           25     TRUSTEE--State
4200 Rodger Street                    2001 and serves  heavy machinery and equipment).                      Farm Variable
Springfield, Illinois 62703           until successor                                                       Product Trust,
Age 60                                is elected or                                                         State Farm
                                      appointed.                                                            Mutual Fund
                                                                                                            Trust.

  Biographical Information about Interested Trustees and Officers of State Farm Associates' Funds Trust


                                                                                                      Number of
                                                                                                      Portfolios
                                                                                                       in Fund
                               Position      Length of Time                                            Complex
                               Held with       Served and            Principal Occupation(s)           Overseen
  Name, Address, and Age         Fund        Term of Office          During the Past 5 Years          by Trustee
  ----------------------    --------------- ---------------- ---------------------------------------- ----------
Edward B. Rust, Jr.*        Trustee and     Began service in CHAIRMAN OF THE BOARD,                      25
One State Farm Plaza        President       1991 to the      CHIEF EXECUTIVE OFFICER, and
Bloomington, Illinois 61710                 predecessor of   DIRECTOR--State Farm Mutual
Age 53                                      the Trust and    Automobile Insurance Company;
                                            serves until     PRESIDENT and DIRECTOR--State
                                            successor is     Farm VP Management Corp., State
                                            elected or       Farm Investment Management Corp.;
                                            appointed.       PRESIDENT and TRUSTEE--State
                                                             Farm Variable Product Trust, State
                                                             Farm Mutual Fund Trust.
Michael L. Tipsord*         Trustee, Senior Began service in SENIOR VICE PRESIDENT AND                   N/A
One State Farm Plaza        Vice President  1989 to the      TREASURER (since 12/2002), CHIEF
Bloomington, Illinois 61710 and Treasurer   predecessor of   FINANCIAL OFFICER, (since 9/2002),
Age 44                                      the Trust and    VICE PRESIDENT and TREASURER
                                            serves until     (7/2001--12/2002), and VICE
                                            removed.         PRESIDENT and ASSISTANT
                                                             TREASURER (1/1999--7/2001)--
                                                             State Farm Mutual Automobile
                                                             Insurance Company; DIRECTOR,
                                                             SENIOR VICE PRESIDENT and
                                                             TREASURER (since 12/2002), VICE
                                                             PRESIDENT and ASSISTANT
                                                             SECRETARY-TREASURER
                                                             (6/2001--12/2002) and ASSISTANT
                                                             SECRETARY-TREASURER (before
                                                             6/2001)--State Farm Investment
                                                             Management Corp., State Farm VP
                                                             Management Corp.; TRUSTEE,
                                                             SENIOR VICE PRESIDENT and
                                                             TREASURER (SINCE 12/2002); VICE
                                                             PRESIDENT and ASSISTANT
                                                             SECRETARY-TREASURER
                                                             (6/2001--12/2002) and ASSISTANT
                                                             SECRETARY-TREASURER (before
                                                             6/2001)--State Farm Variable Product
                                                             Trust, State Farm Mutual Fund Trust.
Jack W. North               Senior Vice     Began service in EXECUTIVE VICE PRESIDENT--                  N/A
One State Farm Plaza        President       2001 and serves  FINANCIAL SERVICES (since 2001)
Bloomington, Illinois 61710                 until removed.   and SENIOR VICE PRESIDENT
Age 56                                                       (before 2001)--State Farm Mutual
                                                             Automobile Insurance Company;
                                                             SENIOR VICE PRESIDENT and
                                                             DIRECTOR (since 2001)--State Farm
                                                             Investment Management Corp., State
                                                             Farm VP Management Corp.; SENIOR
                                                             VICE PRESIDENT (since 2001)--State
                                                             Farm Variable Product Trust, State Farm
                                                             Mutual Fund Trust.
Paul N. Eckley              Senior Vice     Began service in SENIOR VICE PRESIDENT--                     N/A
One State Farm Plaza        President       1999 to the      INVESTMENTS--State Farm Mutual
Bloomington, Illinois 61710                 predecessor of   Automobile Insurance Company;
Age 49                                      the Trust and    SENIOR VICE PRESIDENT--State
                                            serves until     Farm Investment Management Corp.,
                                            removed.         State Farm Variable Product Trust, State
                                                             Farm Mutual Fund Trust.





                                               Other
        Principal Occupation(s)            Directorships
        During the Past 5 Years           Held by Trustee
---------------------------------------- ------------------
CHAIRMAN OF THE BOARD,                   DIRECTOR--
CHIEF EXECUTIVE OFFICER, and             McGraw- Hill
DIRECTOR--State Farm Mutual              Corporation;
Automobile Insurance Company;            DIRECTOR--
PRESIDENT and DIRECTOR--State            Caterpillar, Inc.;
Farm VP Management Corp., State          DIRECTOR--
Farm Investment Management Corp.;        Helmerich &
PRESIDENT and TRUSTEE--State             Payne, Inc.
Farm Variable Product Trust, State
Farm Mutual Fund Trust.
SENIOR VICE PRESIDENT AND                       N/A
TREASURER (since 12/2002), CHIEF
FINANCIAL OFFICER, (since 9/2002),
VICE PRESIDENT and TREASURER
(7/2001--12/2002), and VICE
PRESIDENT and ASSISTANT
TREASURER (1/1999--7/2001)--
State Farm Mutual Automobile
Insurance Company; DIRECTOR,
SENIOR VICE PRESIDENT and
TREASURER (since 12/2002), VICE
PRESIDENT and ASSISTANT
SECRETARY-TREASURER
(6/2001--12/2002) and ASSISTANT
SECRETARY-TREASURER (before
6/2001)--State Farm Investment
Management Corp., State Farm VP
Management Corp.; TRUSTEE,
SENIOR VICE PRESIDENT and
TREASURER (SINCE 12/2002); VICE
PRESIDENT and ASSISTANT
SECRETARY-TREASURER
(6/2001--12/2002) and ASSISTANT
SECRETARY-TREASURER (before
6/2001)--State Farm Variable Product
Trust, State Farm Mutual Fund Trust.
EXECUTIVE VICE PRESIDENT--                      N/A
FINANCIAL SERVICES (since 2001)
and SENIOR VICE PRESIDENT
(before 2001)--State Farm Mutual
Automobile Insurance Company;
SENIOR VICE PRESIDENT and
DIRECTOR (since 2001)--State Farm
Investment Management Corp., State
Farm VP Management Corp.; SENIOR
VICE PRESIDENT (since 2001)--State
Farm Variable Product Trust, State Farm
Mutual Fund Trust.
SENIOR VICE PRESIDENT--                         N/A
INVESTMENTS--State Farm Mutual
Automobile Insurance Company;
SENIOR VICE PRESIDENT--State
Farm Investment Management Corp.,
State Farm Variable Product Trust, State
Farm Mutual Fund Trust.

                                                                                                    Number of
                                                                                                    Portfolios
                                                                                                     in Fund
                              Position      Length of Time                                           Complex        Other
                              Held with       Served and            Principal Occupation(s)          Overseen   Directorships
  Name, Address, and Age        Fund        Term of Office          During the Past 5 Years         by Trustee Held by Trustee
  ----------------------    -------------- ---------------- --------------------------------------- ---------- ---------------
Susan D. Waring             Vice President Began service in SENIOR VICE PRESIDENT and                  N/A           N/A
One State Farm Plaza                       2000 to the      CHIEF ADMINISTRATIVE OFFICER
Bloomington, Illinois 61710                predecessor of   (since 2001)--State Farm Life Insurance
Age 54                                     the Trust and    Company; VICE PRESIDENT (before
                                           serves until     2001) State Farm Mutual Automobile
                                           removed.         Insurance Company; SENIOR VICE
                                                            PRESIDENT and DIRECTOR (since
                                                            2001)--State Farm VP Management
                                                            Corp.; VICE PRESIDENT--State Farm
                                                            Investment Management Corp., State
                                                            Farm Variable Product Trust, State Farm
                                                            Mutual Fund Trust.
Donald E. Heltner           Vice President Began service in VICE PRESIDENT--FIXED                      N/A           N/A
One State Farm Plaza                       1998 to the      INCOME--State Farm Mutual
Bloomington, Illinois 61710                predecessor of   Automobile Insurance Company; VICE
Age 56                                     the Trust and    PRESIDENT--State Farm Variable
                                           serves until     Product Trust, State Farm Mutual Fund
                                           removed.         Trust.
John S. Concklin            Vice President Began service in VICE PRESIDENT--COMMON                     N/A           N/A
One State Farm Plaza                       1995 to the      STOCKS--State Farm Mutual
Bloomington, Illinois 61710                predecessor of   Automobile Insurance Company; VICE
Age 57                                     the Trust and    PRESIDENT--State Farm Investment
                                           serves until     Management Corp., State Farm Variable
                                           removed.         Product Trust, State Farm Mutual Fund
                                                            Trust.
Phillip G. Hawkins          Vice President Began service in VICE PRESIDENT--SECURITIES                 N/A           N/A
Three State Farm Plaza                     2003 and serves  PRODUCTS (since 8/2003);
Bloomington, Illinois 61791                until removed.   EXECUTIVE ASSISTANT (11/2002--
Age 43                                                      8/2003); DIRECTOR--STRATEGIC
                                                            RESOURCES (12/1999--11/2002);
                                                            AGENCY FIELD EXECUTIVE (before
                                                            12/1999)--State Farm Mutual
                                                            Automobile Insurance Company;
                                                            VICE PRESIDENT (since 2003)--State
                                                            Farm Investment Management Corp.,
                                                            State Farm VP Management Corp., State
                                                            Farm Variable Product Trust, State Farm
                                                            Mutual Fund Trust.
David R. Grimes             Vice President Began service in ASSISTANT VICE PRESIDENT--State            N/A           N/A
Three State Farm Plaza      and Secretary  1989 to the      Farm Mutual Automobile Insurance
Bloomington, Illinois 61791                predecessor of   Company; VICE PRESIDENT AND
Age 61                                     the Trust and    SECRETARY--State Farm Investment
                                           serves until     Management Corp., State Farm VP
                                           removed and      Management Corp., State Farm Variable
                                           successor is     Product Trust, State Farm Mutual Fund
                                           appointed.       Trust.

--------
* Messrs. Rust and Tipsord are "interested" Trustees as defined by the 1940 Act because each is (i) an Officer of the Trust, (ii) a Director of the Manager, the Trust's investment adviser, (iii) a Director of Management Corp., the Trust's distributor, (iv) an Officer of the Manager, and (v) an Officer of Management Corp.


   As of February 28, 2005, the Trustees and officers as a group owned [ ]% of the Municipal Bond Fund's outstanding shares and owned less than [ ]% of the other Funds' outstanding shares.

   Trustees or officers who are interested persons do not receive any compensation from any Fund for their services to the Fund. Trustees who are not interested persons of the Trust receive compensation from the Trust. Under the compensation system in effect as of the end of the Trust's fiscal year ended November 30, 2004, each Trustee who is not an interested person is paid a monthly retainer of $1,750, a fee of $3,000 per regular board meeting attended, a fee of $750 for each special board meeting or committee meeting attended, and a fee of $500 for each special board meeting or committee meeting attended via conference call. Compensation under this compensation system is paid by the mutual funds within the State Farm family of mutual funds pro-rata based on net assets of the funds as of the most recently completed calendar quarter. The Chairman of the Committee of Independent Trustees of the Board is paid a fee of $500 for each meeting attended. Compensation shown in the following table was paid during the Trust's fiscal year ended November 30, 2004.



                                                                Total
                                                             Compensation
                                                  Municipal From all Funds
                          Growth Balanced Interim   Bond       and Fund
      Name of Trustee(1)   Fund    Fund    Fund     Fund       Complex*
      ------------------  ------ -------- ------- --------- --------------
      Edward B. Rust, Jr.   $0      $0      $0       $0           $0
      Michael L. Tipsord.    0       0       0        0            0
      Thomas M. Mengler..          [to be included by amendment]
      James A. Shirk.....
      Donald A. Altorfer.
      Victor J. Boschini.
      David L. Vance.....

--------
* Includes compensation paid by State Farm Variable Product Trust and State Farm Mutual Fund Trust.
(1)Trustees and officers of the Trust do not receive any benefits from the Trust upon retirement nor does the Trust accrue any expenses for pension or retirement benefits.


   The following table reflects dollar ranges of each Trustee's ownership of equity securities of each Fund, and dollar ranges of each Trustee's ownership of equity securities in all investment companies in the State Farm family of mutual funds. This data is as of December 31, 2004.



                                                                            Aggregate Dollar Range
                                                                            of Equity Securities in
                                                              Dollar Range  all Registered
                    Dollar Range  Dollar Range  Dollar Range  of Equity     Investment Companies
                    of Equity     of Equity     of Equity     Securities in Overseen by Trustee in
                    Securities in Securities in Securities in Municipal     Family of Investment
Name of Trustee     Growth Fund   Balanced Fund Interim Fund  Bond Fund     Companies
---------------     ------------- ------------- ------------- ------------- -----------------------
Thomas M. Mengler..                          [to be included by amendment]
James A. Shirk.....
Victor J. Boschini.
David L. Vance.....
Donald A. Altorfer.
Edward B. Rust, Jr.
Michael L. Tipsord.



  Additional Information Regarding Non-Interested Trustees of the Trust [2004
                       data to be included by amendment]


   Auto Company owns and has owned all of the common stock issued by the Manager and Management Corp. Auto Company is a mutual insurance company domiciled in Illinois and owned by its policyholders. Neither the non-interested Trustees of the Trust nor their immediate family members own securities representing an ownership interest in the Manager, in Management Corp. or in Auto Company.

                              GENERAL INFORMATION


Ownership of Shares [2004 data to be included by amendment]



   As of February 28, 2005, the Manager, as Custodian for IRA plans, owned of record in the aggregate the following number of shares of the Funds. The Manager is not the beneficial owner of any of these shares.



                                            Percentage of
                                     Shares  Fund Shares
                       Fund          Owned   Outstanding
                       ----          ------ -------------
                       Growth Fund..                %
                       Balanced Fund                %
                       Interim Fund.                %


Custody of Assets

   The securities and cash of the Funds are held by JPMorgan Chase Bank ("Chase"), 3 Chase Metro Tech Center, Brooklyn, New York 11245, as custodian. Chase delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by persons duly authorized by the Board of Trustees.


Independent Registered Public Accountants



   The Trust's independent registered public accountants are Ernst & Young LLP, 233 South Wacker Drive, Chicago, Illinois 60606. The firm audits the Trust's annual financial statements, reviews certain regulatory reports and the Trust's federal income tax returns, and performs other professional accounting, auditing, tax and advisory services when engaged to do so by the Funds.


Code of Ethics

   The Manager intends that: all of its activities function exclusively for the benefit of the owners or beneficiaries of the assets it manages; assets under management or knowledge as to current or prospective transactions in managed assets are not utilized for personal advantage or for the advantage of anyone other than the owners or beneficiaries of those assets; persons associated with the Manager and the Funds avoid situations involving actual or potential conflicts of interest with the owners or beneficiaries of managed assets; and, situations appearing to involve actual or potential conflicts of interest or impairment of objectivity are avoided whenever doing so does not run counter to the interests of the owners or beneficiaries of the managed assets.

   The Boards of the Manager, Management Corp., and the Trust have each adopted a Code of Ethics. The Code of Ethics imposes certain prohibitions, restrictions, preclearance requirements and reporting rules on the personal securities transactions of subscribers to the Code, who include the Trust's officers and trustees. The Boards believe that the provisions of the Code are reasonably designed to prevent subscribers from engaging in conduct that violates these principles. The Code of Ethics permits subscribers subject to the Code to invest in securities, including securities that may be purchased or held by a Fund.

Shares

   The Trust was organized as a business trust pursuant to the laws of the State of Delaware on January 5, 2001. The Trust is authorized to issue an unlimited number of shares of beneficial interest in the Trust, all without par value. Shares are divided into and may be issued in a designated series representing beneficial interests in one of the Trust's Funds. There are currently four series of shares.

   Each share of a series issued and outstanding is entitled to participate equally in dividends and distributions declared by such series and, upon liquidation or dissolution, in net assets allocated to such series remaining after satisfaction of outstanding liabilities. The shares of each series, when issued, will be fully paid and non-assessable and have no preemptive or conversion rights.

Voting Rights

   Each share (including fractional shares) is entitled to one vote for each dollar of net asset value represented by that share on all matters to which the holder of that share is entitled to vote. Only shares representing interests in a particular Fund will be entitled to vote on matters affecting only that Fund. The shares do not have cumulative voting rights. Accordingly, owners having shares representing more than 50% of the assets of the Trust voting for the election of Trustees could elect all of the Trustees of the Trust if they choose to do so, and in such event, shareowners having voting interests in the remaining shares would not be able to elect any Trustees.

   Matters requiring separate shareholder voting by Fund shall have been effectively acted upon with respect to any Fund if a majority of the outstanding voting interests of that Fund vote for approval of the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting interests of any other Fund; or (2) the matter has not been approved by a majority of the outstanding voting interests of the Trust.

                          DESCRIPTION OF BOND RATINGS

   A rating of a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Manager believes that the quality of debt securities in which a Fund invests should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the ratings services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

   The following is a description of the characteristics of ratings used by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P").

                              RATINGS BY MOODY'S

   Aaa--Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such bonds.

   Aa--Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa bonds.

   A--Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

   Baa--Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Ba--Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

   B--Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Caa--Bonds rated Caa are of poor standing. Such bonds may be in default or there may be present elements of danger with respect to principal or interest.

   Ca--Bonds rated Ca represent obligations which are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

   C--Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

   Conditional Ratings. The designation "Con." followed by a rating indicated bonds for which the security depends upon the completion of some act or the fulfillment of some condition. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

   Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa 1, A 1, Baa 1, Ba 1, and B 1.

  Municipal Notes:

   MIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

   MIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

   MIG 3. This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less established.

  Commercial Paper:

   Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

          Prime-1 Highest Quality
          Prime-2 Higher Quality
          Prime-3 High Quality

   If an issuer represents to Moody's that its commercial paper obligations are supported by the credit of another entity or entities, Moody's, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments, or other entities, but only as one factor in the total rating assessment.

                                  S&P RATINGS

   AAA--Bonds rated AAA have the highest rating. Capacity to pay principal and interest is extremely strong.

   AA--Bonds rated AA have a very strong capacity to pay principal and interest and differ from AAA bonds only in small degree.

   A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

   BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this capacity than for bonds in higher rated categories.

   BB--B--CCC--CC--Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation among such bonds and CC the highest degree of speculation. Although such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

   C--The rating C is reserved for income bonds on which no interest is being paid.

   In order to provide more detailed indications of credit quality, S&P's bond letter ratings described above (except for AAA category) may be modified by the addition of a plus or a minus sign to show relative standing within the rating category.

   Provisional Ratings. The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, although addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon the failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

  Municipal Notes:

   SP-1. Notes rated SP-1 have very strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are designated SP-1+.

   SP-2. Notes rated SP-2 have satisfactory capacity to pay principal and interest.

   Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment:

  . Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note).

  . Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note).

  Commercial Paper:

   A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2 and 3 to indicate the relative degree of safety.

   A-1. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are designated A-1+.


                             FINANCIAL STATEMENTS



                  [2004 data to be incorporated by amendment]



   The audited financial statements for the Trust for the fiscal year ended November 30, 2004, are incorporated herein by reference from the Trust's annual report to shareholders.

                       STATE FARM ASSOCIATES' FUNDS TRUST
                      PART C OF THE REGISTRATION STATEMENT


ITEM 22.  EXHIBITS


          (a) Declaration of Trust (exhibit (a) to post-effective amendment No. 44) (1).

          (b)     Bylaws (exhibit (b) to post-effective amendment No. 44) (1).

          (c)     N/A

          (d) Investment Advisory and Management Services Agreement between Registrant and State Farm Investment Management Corp. (exhibit
                  (d) to post-effective amendment No. 45) (2).

          (e) Distribution Agreement between Registrant and State Farm VP Management Corp. (exhibit (e) to post-effective amendment No. 45) (2).

          (f)     N/A

          (g)(1) Custodial Agreement between Registrant and The Chase Manhattan Bank (exhibit (g)(1) to post-effective amendment No. 45) (2).


          (g)(2) Global custody rider to custody agreement between Registrant and The Chase Manhattan Bank (exhibit (g)(2) to post-effective amendment No. 45) (2).


          (g)(3) Special Foreign Custody Manager Agreement between Registrant and State Farm Investment Management Corp. (exhibit (g)(3) to post-effective amendment No. 45) (2).

          (h)(1) Service Agreement among Registrant, State Farm Investment Management Corp., and State Farm Mutual Automobile Insurance Company (exhibit (h)(1) to post-effective amendment
                  No. 45) (2).

          (h)(2) Service Agreement among Registrant, State Farm VP Management Corp. and State Farm Mutual Automobile Insurance Company (exhibit (h)(2) to post-effective amendment No. 45) (2).


          (h)(3)  Transfer Agency and Service Agreement

          (i) Consent of Morris, Nichols, Arsht & Tunnell [To be included by amendment]

          (j)     Consent of Ernst & Young LLP [To be included by amendment]


          (k)     N/A

          (l)     N/A

          (m)     N/A


          (p) Code of Ethics of State Farm Associates' Funds Trust, State Farm Investment Management Corp., State Farm VP Management Corp., State Farm Variable Product Trust and State Farm Mutual Fund Trust


          Powers of Attorney

------------------

(1) Incorporated by reference to the exhibit filed with post-effective amendment no. 44 to the Registration Statement filed on January 30, 2001.

(2) Incorporated by reference to the exhibit filed with post-effective amendment no. 45 to the Registration Statement filed on March 29, 2001.





ITEM 23.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT


     The Registrant does not consider that there are any persons directly or indirectly controlling, controlled by, or under common control with, the Registrant within the meaning of this item.


ITEM 24.  INDEMNIFICATION


     As a Delaware business trust, Registrant's operations are governed by its Declaration of Trust dated January 5, 2001 (the Declaration of Trust). Generally, Delaware business trust shareholders are not personally liable for obligations of the Delaware business trust under Delaware law. The Delaware Business Trust Act (the DBTA) provides that a shareholder of a trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit Delaware corporations. Registrant's Declaration of Trust expressly provides that it has been organized under the DBTA and that the Declaration of Trust is to be governed by Delaware law. It is nevertheless possible that a Delaware business trust, such as Registrant, might become a party to an action in another state whose courts refuse to apply Delaware law, in which case Registrant's shareholders could be subject to personal liability.

     To protect Registrant's shareholders against the risk of personal liability, the Declaration of Trust: (i) contains an express disclaimer of shareholder liability for acts or obligations of Registrant and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by registrant or its trustees; (ii) provides for the indemnification out of Trust property of any shareholders held personally liable for any obligations of Registrant or any series of Registrant; and (iii) provides that Registrant shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of Registrant and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (i) a court refuses to apply Delaware law; (ii) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (iii) Registrant itself would be unable to meet its obligations. In the light of Delaware law, the nature of Registrant's business and the nature of its assets, the risk of personal liability to a shareholder is remote.

     The Declaration of Trust further provides that Registrant shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of Registrant. The Declaration of Trust does not authorize Registrant to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons, or otherwise, Registrant has been advised that in the opinion of the Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 25.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     The information in the statement of additional information under the caption "Trustees and Officers" is incorporated herein by reference. Other than its status as investment adviser to other State Farm mutual funds (see item 26 below), neither State Farm Investment Management Corp., nor any of its directors or officers, has at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature either for their own account or in the capacity of director, officer, employee, partner or trustee.


          Directors and Officers of State Farm Investment Management Corp.:

          Edward B. Rust, Jr., Director and President*

          Michael L. Tipsord, Director, Senior Vice President and Treasurer*


          John J. Killian, Director; Financial Vice President - State Farm Mutual Automobile Insurance Company

          Vincent J. Trosino, Director; Director, Vice Chairman of the Board, President and Chief Operating Officer - State Farm Mutual Automobile Insurance Company

          Paul N. Eckley, Senior Vice President *

          Susan D. Waring, Vice President *

          David R. Grimes, Vice President and Secretary *

          Jack W. North, Director and Senior Vice President *

          Phillip G. Hawkins, Vice President *


          Jim Rutrough, Senior Vice President and Director; Vice Chairman and Chief Administrative Officer--State Farm Mutual Automobile Insurance Company

          John S. Concklin, Vice President *

          Donald E. Heltner, Vice President *

          David Grizzle, Chief Compliance Officer; Director--State Farm Mutual Automobile Insurance Company


     * See the information contained in the statement of additional information under the caption "Trustees and Officers," incorporated herein by reference.


ITEM 26.  PRINCIPAL UNDERWRITERS

State Farm VP Management Corp. serves as the principal underwriter to the Registrant. State Farm VP Management Corp. also serves as principal underwriter to (i) variable insurance products issued by State Farm Life Insurance Company and State Farm Life and Accident Assurance Company, (ii) State Farm Variable Product Trust, and (iii) State Farm Mutual Fund Trust. The following table contains information concerning each director and officer of State Farm VP Management Corp. (unless otherwise indicated, the principal business address for each person shown is One State Farm Plaza, Bloomington, IL 61710-0001):

Name and Principal               Positions and Offices                    Positions and Offices
Business Address                 With Underwriter                         With Registrant
-------------------------------------------------------------------------------------------------------------
Edward B. Rust, Jr.              Director and President                   Trustee and President

Michael L. Tipsord               Director, Senior Vice President and      Trustee, Senior Vice President and
                                 Treasurer (since 12/2002)                Treasurer (since 12/2002)

Charles R. Wright                Director and Senior Vice President       None

Susan D. Waring                  Senior Vice President and Director       Vice President

David R. Grimes                  Vice President and Secretary             Chief Compliance Officer,
                                                                          Vice President and Secretary

Jack W. North                    Director and Senior Vice President       Senior Vice President

Phillip G. Hawkins               Vice President                           Vice President

Bill Roundtree                   Vice President and Chief                 None
                                 Compliance Officer

Jim Rutrough                     Senior Vice President and Director       None


                        Net
   Name of         Underwriting     Compensation on
  Principal        Discounts and    Redemption and      Brokerage         Other
 Underwriter        Commissions       Repurchase       Commissions     Compensation
-----------------------------------------------------------------------------------
State Farm VP        N/A              N/A                N/A             N/A
Management
Corp.

ITEM 27.  LOCATION OF ACCOUNTS AND RECORDS


          (a)     Registrant

          (b)     State Farm Investment Management Corp.
                  One State Farm Plaza
                  Bloomington, Illinois 61710-0001


ITEM 28.  MANAGEMENT SERVICES


All the management-related service contracts under which services are provided to the Registrant are discussed in Parts A and B of this Registration Statement.


ITEM 29.  UNDERTAKINGS


     The Registrant hereby undertakes to furnish, upon request and without charge, to each person to whom a prospectus for any Fund is delivered a copy of the Registrant's latest annual report to shareholders.

     The Registrant hereby undertakes, if requested to do so by the holders of at least 10% of the Registrant's outstanding shares, to call a meeting of shareholders for the purpose of voting upon any question of removal of a trustee or trustees, and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940, as amended.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, State Farm Associates' Funds Trust, has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomington, and state of Illinois on the 18th day of January 2005.

                                              STATE FARM ASSOCIATES' FUNDS TRUST


                                              By: /s/ Edward B. Rust, Jr.
                                                  ------------------------------
                                                      Edward B. Rust, Jr.
                                                      Trustee and President

     Pursuant to the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


     Signature                         Title                                  Date
     ---------                         -----                                  ----
Edward B. Rust, Jr.        Trustee and President                      January 18, 2005

Michael L. Tipsord         Trustee, Senior Vice President and         January 18, 2005
                           Treasurer

Thomas M. Mengler          Trustee                                    January 18, 2005

James A. Shirk             Trustee                                    January 18, 2005

Donald A. Altorfer         Trustee                                    January 18, 2005

Victor J. Boschini         Trustee                                    January 18, 2005

David L. Vance             Trustee                                    January 18, 2005



                                              By: /s/ David Moore
                                                  ------------------------------
                                                      David Moore
                                                      Attorney-In-Fact
                                                      January 18, 2005


     Powers of attorney authorizing David Moore, among others, to execute this Registration Statement, and Amendments thereto, for each of the trustees of the Registrant on whose behalf this Registration Statement is filed, have been executed and copies are included in this Registration Statement.

                                  EXHIBIT INDEX

-------------------------------------------------------------------------------
RULE 483 UNDER THE 1933 ACT                             DESCRIPTION
         EXHIBIT

-------------------------------------------------------------------------------
            1                                        POWER OF ATTORNEY
-------------------------------------------------------------------------------


N-1A ITEM 22 EXHIBIT LETTER                             DESCRIPTION

            (h)(3)            Transfer Agency and Service Agreement


            (i) Consent of Morris, Nichols, Arsht & Tunnell [To be included by amendment]

            (j) Consent of Ernst & Young LLP [To be included by amendment]


            (p) Code of Ethics of State Farm Associates' Funds Trust, State Farm Investment Management Corp., State Farm VP Management Corp., State Farm Variable Product Trust and State Farm Mutual Fund Trust


            Powers of Attorney